Trust for Advised Portfolios
Ziegler FAMCO Hedged Equity Fund

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

Important Proxy Materials

PLEASE CAST YOUR VOTE TODAY

October 11, 2023

Dear Shareholder:

A special meeting of Shareholders of Ziegler FAMCO Hedged Equity Fund (the “Acquired Fund”), a series of Trust for Advised Portfolios (“TAP”) has been scheduled to be held on November 2, 2023, at 11:00 a.m. Pacific Time (2:00 p.m., Eastern Time) at the offices of the Acquired Fund’s administrator, U.S. Bank Global Fund Services, located at 2020 E Financial Way Ste 100, Glendora, CA 91741 (the “Special Meeting”), to consider an Agreement and Plan of Reorganization (the “Plan”) under which the Acquired Fund will be reorganized (the “Reorganization”) into DCM/INNOVA High Equity Income Innovation Fund (the “Acquiring Fund”), a series of Centaur Mutual Funds Trust (“Centaur Trust”).

The Acquiring Fund is advised by DCM Advisors, LLC (“DCM”) and has an investment objective, principal investment strategies, principal investment risks, and fundamental and non-fundamental investment policies that are similar in all material respects to those of the Acquired Fund. Currently, Ziegler Capital Management, LLC (“ZCM”) serves as investment adviser to the Acquired Fund and USCA Asset Management LLC (“USCA”) serves as investment sub-adviser to the Acquired Fund. Centaur Trust, on behalf of the Acquiring Fund, DCM and USCA intend to enter into a new investment sub-advisory agreement (the “New USCA Sub-Advisory Agreement”) which will be subject to, and effective upon, its approval by the post-Reorganization shareholders of the Acquiring Fund. The Special Meeting does not include a proposal to approve the New USCA Sub-Advisory Agreement. Rather, the Board of Trustees of Centaur Trust (the “Centaur Trust Board”) has approved the New USCA Sub-Advisory Agreement subject to the Reorganization being approved by shareholders of the Acquired Fund and the New USCA Sub-Advisory Agreement being approved by the post-Reorganization shareholders of the Acquiring Fund. It is anticipated that the approval of the New USCA Sub-Advisory Agreement will be considered at a special meeting of the post-Reorganization Acquiring Fund shareholders which will be scheduled after the closing date of the Reorganization (the “Closing Date”).

ZCM and USCA made a recommendation to the Board of Trustees of TAP (the “TAP Board”) to approve the Reorganization based upon ZCM’s and USCA’s belief that the Reorganization will benefit shareholders of the Acquired Fund. Following careful analysis and consideration, the TAP Board unanimously approved the Reorganization after concluding that the implementation of the Reorganization is in the best interests of the Acquired Fund and its shareholders, and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

The Centaur Trust Board also approved the Reorganization after concluding that the implementation of the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

If the Reorganization is approved by shareholders of the Acquired Fund, on the Closing Date, all of the assets of the Acquired Fund will be transferred to the Acquiring Fund; the Acquiring Fund will assume all of the liabilities of the Acquired Fund; and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s shares of the Acquired Fund. The Acquired Fund would then be liquidated and terminated.

The Reorganization generally is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for U.S. federal income tax purposes. Please refer to the enclosed Combined Proxy Statement and Prospectus for a detailed explanation of the Reorganization.

The TAP Board has unanimously approved the Reorganization and recommends that you vote “FOR” the Reorganization.

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Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Combined Proxy Statement and Prospectus and cast your vote. It is important that your vote be received no later than November 1, 2023.

You may cast your vote by signing, dating and mailing the enclosed voting instruction form or proxy card in the postage prepaid return envelope provided. In addition to voting by mail, you may also vote either by telephone or through the Internet as follows:

	TO VOTE BY TELEPHONE:		TO VOTE BY INTERNET:
1)	Read the Combined Proxy Statement and Prospectus and have the enclosed proxy card at hand	1)	Read the Combined Proxy Statement and Prospectus and have the enclosed proxy card at hand
2)	Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	2)	Go to the website that appears on the enclosed proxy card and follow the simple instructions

We encourage you to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Combined Proxy Statement and Prospectus carefully before you vote.

We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposal, please call EQ Fund Solutions toll-free at (877) 361-7966. To vote your shares, please call the telephone number listed on the proxy card or visit the listed website. Thank you for your continued support.

Respectfully,

/s/ Russell B. Simon

Russell B. Simon
President, Trust for Advised Portfolios

Trust for Advised Portfolios
Ziegler FAMCO Hedged Equity Fund

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 2, 2023

To Shareholders of Ziegler FAMCO Hedged Equity Fund:

NOTICE IS HEREBY GIVEN that the Board of Trustees of Trust for Advised Portfolios (“TAP”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of shareholders (the “Special Meeting”) of Ziegler FAMCO Hedged Equity Fund, a series of TAP (the “Acquired Fund”), to be held at 11:00 a.m. Pacific Time (2:00 p.m., Eastern Time) on November 2, 2023, at the offices of the Acquired Fund’s administrator, U.S. Bank Global Fund Services, located at 2020 E Financial Way Ste 100, Glendora, CA 91741, to consider and vote on the following proposal, and any other matters that may properly come before the Special Meeting or any adjournment or postponement thereof:

Proposal:	To approve an Agreement and Plan of Reorganization (the “Plan”) between TAP, on behalf of the Acquired Fund and Centaur Mutual Funds Trust (“Centaur Trust”), an open-end management investment company organized as a Delaware statutory trust, on behalf of its series DCM/INNOVA High Equity Income Innovation Fund (the “Acquiring Fund”) providing for: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Acquired Fund (the “Reorganization”).

The proposed Reorganization is described in the attached Combined Proxy Statement and Prospectus. The form of Agreement and Plan of Reorganization is attached as Appendix A hereto.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. Only holders of record of the shares of beneficial interest in the Acquired Fund as of the close of business on August 16, 2023, will receive notice of the Special Meeting and will be entitled to vote on the proposal at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the Plan is not obtained at the Special Meeting the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares voted in person or by proxy. If a quorum is not present, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the Special Meeting may, by motion of the person presiding thereat, be adjourned when such proposal to adjourn is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter to be adjourned.

The Board of Trustees of TAP has unanimously approved the Reorganization and recommends that you vote “FOR” the Reorganization.

By Order of the Board of Trustees of Trust for Advised Portfolios,

/s/ Scott A. Resnick

Scott A. Resnick
Secretary, Trust for Advised Portfolios

October 11, 2023

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on November 2, 2023, or any adjournment or postponement thereof. This Notice and Combined Proxy Statement and Prospectus are available on the Internet at https://vote.proxyonline.com/ZieglerFAMCO/docs/proxy2023.pdf. On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the Internet, by visiting the website address on your proxy card or by telephone using the toll-free number on your proxy card. Your prompt vote may save the Acquired Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION VALID

CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp. c/o John Doe	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe

PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 01/01/01	Jane B. Doe, Trustee u/t/d/ 01/01/01

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith, Custodian f/b/o John B. Smith, Jr. UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

●	AUTHORIZE YOUR PROXY THROUGH THE INTERNET. You may authorize your proxy by logging into the Internet site indicated on your proxy card and following the instructions on the website. In order to log on, you will need the control number found on your proxy card. Please make sure to have your proxy card available at the time of the call.

●	AUTHORIZE YOUR PROXY BY TELEPHONE. You may authorize your proxy by telephone by calling the toll-free number located on your proxy card. In order to log on, you will need the control number found on your proxy card. Please make sure to have your proxy card available at the time of the call.

●	VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid envelope provided.

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QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATION

We recommend that you read the complete Combined Proxy Statement and Prospectus. The following Questions and Answers provide an overview of some of the key features of the Reorganization (defined below) and of the information contained in this Combined Proxy Statement and Prospectus.

Q.	What is this document and why did we send it to you?

A.	This is a Combined Proxy Statement and Prospectus that provides you with information about a plan of reorganization among the Ziegler FAMCO Hedged Equity Fund (the “Acquired Fund”), a series of Trust for Advised Portfolios (“TAP”) and the DCM/INNOVA High Equity Income Innovation Fund (the “Acquiring Fund”), an existing series of Centaur Mutual Funds Trust (“Centaur Trust”). The Acquired Fund and the Acquiring Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds.” The Funds have investment objectives, principal investment strategies, principal risks, fundamental investment policies (i.e., those that cannot be changed without shareholder approval) and non-fundamental investment policies (i.e., those that do not require shareholder approval to change) that are similar in all material respects. There are some differences, however, and these are described in response to the question “What are the primary differences between the objectives, principal investment strategies and investment restrictions of the Acquired Fund and the Acquiring Fund?” below and also under the “Comparison of the Acquired Fund and the Acquiring Fund” section of this Combined Proxy Statement and Prospectus. If approved by shareholders of the Acquired Fund, when the reorganization (the “Reorganization”) is completed, your shares of the Acquired Fund will be exchanged for shares of the Acquiring Fund, and the Acquired Fund will be liquidated and terminated as a series of TAP. Please refer to the Combined Proxy Statement and Prospectus for a detailed explanation of the Reorganization, and a more complete description of the Acquiring Fund. You are receiving this Combined Proxy Statement and Prospectus because you own shares of the Acquired Fund as of August 16, 2023.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting on November 2, 2023?

A.	The Board of Trustees of TAP (the “TAP Board”) has called a Special Meeting, at which you will be asked to vote on the Reorganization.

Q.	Has the TAP Board approved the Reorganization?

A.	Yes, the TAP Board has approved the Reorganization. After careful consideration, the TAP Board, including all of the trustees who are not “interested persons” of TAP (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), determined that the Reorganization is in the best interests of the Acquired Fund’s shareholders and that the Acquired Fund’s existing shareholders’ interests will not be diluted as a result of the Reorganization.

The Board of Trustees of Centaur Trust (the “Centaur Trust Board”) also approved the Reorganization after concluding that the implementation of the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

Q.	Why is the Reorganization occurring?

A.	The purpose of the Reorganization is to reorganize the Acquired Fund into the Acquiring Fund, an existing series of Centaur Trust. The Acquired Fund is advised by Ziegler Capital Management, LLC (“ZCM”) and sub-advised by USCA Asset Management LLC (“USCA”). The Acquiring Fund is advised by DCM Advisors, LLC (“DCM”). The Reorganization would result in the Acquired Fund’s existing shareholders becoming part of a larger combined fund. Before recommending the Reorganization to the TAP Board of Trustees, ZCM considered other strategic options for the Acquired Fund, including its dissolution, which would have resulted in the cessation of an investment strategy that has served the Acquired Fund’s shareholders well and would likely have resulted in the realization of long-term capital gains and the taxation associated with such. As noted below, the principal investment strategies of the Acquired Fund and the Acquiring Fund are similar in all material respects. As such, the Reorganization will allow the Acquired Fund shareholders to continue to be invested in an open-end mutual fund with an investment strategy that is similar in all material respects. The TAP Board believes that greater economies of scale and efficiencies may be attained by combining the assets of the Funds, although the TAP Board took into account that the benefits of any expected economies of scale may be diminished due to the relatively small size of the Acquiring Fund as compared to the Acquired Fund. In a mutual fund combination transaction like the Reorganization, the potential for achieving economies of scale results from the greater asset size of the combined Fund. The Acquired Fund bears certain fixed costs that will be spread out over a larger asset base in the combined Fund, therefore reducing the impact on the Acquired Fund.

Q.	How will the Reorganization affect me as a shareholder?

A.	Shareholders of the Acquired Fund as of the closing date of the Reorganization, will become shareholders of the Acquiring Fund. While the Acquired Fund has registered two share classes, an Institutional Class and an Investor Class, only shares of its Institutional Class are currently outstanding. Holders of Institutional Class shares of the Acquired Fund at the time of the Reorganization will receive shares of the Acquiring Fund, which has only one class of shares. An account will be created for each shareholder of the Acquired Fund that will be credited with shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares at the time of the Reorganization. The Reorganization will not affect the value of your investment at the time of the Reorganization. The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Assuming the Reorganization so qualifies, the Acquired Fund and its shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization.

The number of Acquiring Fund shares a shareholder of the Acquired Fund receives will depend on the relative net asset values per share of the two Funds immediately prior to the Reorganization. Thus, although the aggregate net asset value in a shareholder’s account will be the same, a shareholder may receive a greater or lesser number of shares of the Acquiring Fund than the number of shares of the Acquired Fund held by the shareholder. No physical share certificates will be issued to shareholders. Because the Acquiring Fund is an existing fund with existing shareholders, as a result of the Reorganization, an Acquired Fund shareholder will hold a smaller percentage of ownership in the Acquiring Fund than such shareholder held in the Acquired Fund prior to the Reorganization.

The Reorganization will transfer the assets of the Acquired Fund, a series of TAP, to the Acquiring Fund, a series of Centaur Trust. The Acquired Fund currently operates under the supervision of the TAP Board. The Acquiring Fund currently operates, and after the Reorganization will continue to operate, under the supervision of the Centaur Trust Board. Please refer to the section in the Combined Proxy Statement and Prospectus entitled “Comparison of the Acquired Fund and the Acquiring Fund - Material Differences in the Rights of Fund Shareholders” for more information about the differences between TAP and Centaur Trust.

The Reorganization will shift management oversight responsibility for the Acquired Fund from ZCM to DCM. The Acquiring Fund does not currently have an investment sub-adviser; however, it is anticipated that USCA, the current sub-adviser to the Acquired Fund, will be engaged as the sub-adviser to the Acquiring Fund, and this engagement will be subject to, and effective upon, the approval of a sub-advisory agreement among USCA, DCM and Centaur Trust, on behalf of the Acquiring Fund (the “New USCA Sub-Advisory Agreement”), by the post-Reorganization Acquiring Fund shareholders. Upon such approval, it is expected that the Acquiring Fund’s portfolio will be managed by the two portfolio managers who are currently employees of USCA and are responsible for the day-to-day management of the Acquired Fund’s portfolio. For the interim period before the New USCA Sub-Advisory Agreement is approved, please refer to the question, “Who will manage the Acquiring Fund immediately after the closing of the Reorganization?” below. As discussed in more detail below, the investment objective, principal investment strategies, principal investment risks and investment limitations of the Acquiring Fund are similar in all material respects to those of the Acquired Fund.

The Reorganization will affect other services currently provided to the Acquired Fund. A comparison of the Acquired Fund’s and the Acquiring Fund’s service providers are listed below.

Service Providers	Acquired Fund	Acquiring Fund
Investment Adviser	ZCM	DCM
Investment Sub-Adviser	USCA	None*
Legal Counsel	Morgan, Lewis & Bockius LLP	Kilpatrick Townsend & Stockton LLP
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.***	EisnerAmper, LLP**
Fund Administrator and Fund Accountant	U.S. Bancorp Fund Services, LLC	Ultimus Fund Solutions, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	Ultimus Fund Solutions, LLC
Principal Underwriter/Distributor	Quasar Distributors, LLC	Ultimus Fund Distributors, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association

*	The Acquiring Fund does not currently have an investment sub-adviser; however, it is anticipated that USCA, the current sub-adviser to the Acquired Fund, will serve as investment sub-adviser to the Acquiring Fund, subject to, and effective upon, the approval of the New USCA Sub-Advisory Agreement by the post-Reorganization shareholders of the Acquiring Fund.
**	In April 2023, the Centaur Trust Board appointed EisnerAmper, LLP as the independent registered public accounting firm for the Acquiring Fund for the fiscal year ending October 31, 2023.
***	On March 13, 2023, BBD, LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Fund. The Audit Committee of the Board approved the replacement of BBD as a result of Cohen & Company, Ltd.'s acquisition of BBD's investment management group.

Q.	How will management of the Acquiring Fund differ from the management of the Acquired Fund as a result of the Reorganization?

A.	ZCM has served as investment adviser and USCA has served as sub-adviser to the Acquired fund since December 18, 2020. Prior to December 18, 2020, the date on which the Acquired Fund reorganized into TAP as a new series, the Acquired Fund had operated, since its inception on November 29, 2016, as the USCA Premium Buy-Write Fund, a series of USCA Fund Trust. During the period November 29, 2016 through December 18, 2020, USCA was the only investment adviser to the USCA Premium Buy-Write Fund. DCM currently advises the Acquiring Fund and will continue to do so after the Reorganization, however it is anticipated that certain portfolio management services will be provided by USCA pursuant to the New USCA Sub-Advisory Agreement which will be subject to, and effective upon, approval by the post-Reorganization shareholders of the Acquiring Fund. DCM is an SEC-registered investment adviser that has advised the Acquiring Fund since 2018. DCM and its affiliates have experience in managing investments for clients, including individuals, corporations, non-taxable entities, and other business and private accounts, since 2002. As of June 30, 2023, DCM managed approximately $325.75 million in assets. DCM currently advises three mutual funds that are each a series of Centaur Trust, including the Acquiring Fund. ZCM will not be involved with advising the Acquiring Fund after consummation of the Reorganization.

Q.	Who will manage the Acquiring Fund immediately after the closing of the Reorganization?

A.	As noted above, the New USCA Sub-Advisory Agreement will be subject to, and effective upon, its approval by the post-Reorganization shareholders of the Acquiring Fund. The Acquiring Fund expects to obtain such shareholder approval within approximately 60 to 90 days after the closing of the Reorganization. Upon the closing of the Reorganization, the Acquiring Fund will continue to be managed by Dr. Vijay Chopra (Head of Quantitative Strategies at DCM) and Mr. Marc Rappaport (Chief Executive Officer at DCM), who are the current co-portfolio managers of the Acquiring Fund, for the interim period until the New USCA Sub-Advisory Agreement is approved by the post-Reorganization shareholders of the Acquiring Fund. If such shareholder approval is not obtained, DCM and its employees will continue to be responsible for the portfolio management of the Acquiring Fund.

Q.	What are the primary differences between the objectives, principal investment strategies and principal risks of the Acquired Fund and the Acquiring Fund?

A.	The investment objectives of the Funds are similar in all material respects: the investment objective of the Acquiring Fund is maximum total return through a combination or capital appreciation and current income; the investment objective of the Acquired Fund is growth of capital and income.

Each Fund seeks to achieve its investment objective by using its principal investment strategies which are similar in all material respects. The Funds’ principal investment strategies are described in more detail in the “Comparison of the Acquired Fund and the Acquiring Fund” section below. After the Reorganization, the combined Fund will follow the principal investment strategies of the Acquiring Fund. Both Funds primarily invest in equity securities and under their investment strategies both Funds are able to engage in options transactions.

The primary differences between the Funds’ principal investment strategies are discussed below.

(i)	The Acquired Fund primarily invests in common stocks of large-cap companies while the Acquiring Fund primarily invests in companies of any market capitalization. What this means is that the Acquiring Fund has a wider opportunity set of equities for selection. Adding mid-cap and small-cap equities to the portfolio has the potential to generate higher overall returns during periods when mid-cap and small-cap equities are outperforming large-cap equities. Likewise, during periods of underperforming large-caps, these additions have the potential to be a drag on investor returns versus a fund like the Acquired Fund that primarily invests in large-cap equities. And even though a multi- cap portfolio is more diversified than a large-cap equity portfolio and there are benefits to diversification, mid-cap and small-cap equities are historically more volatile than large-caps. To that, the Acquiring Fund could experience greater volatility than the Acquired Fund if it adds significant exposure to mid-cap and small-cap equities.

(ii)	The Acquired Fund may invest in exchange-traded funds (“ETFs”) as a part of its principal investment strategy, while the Acquiring Fund’s principal investment strategy does not specifically address these investments. What this means is the Acquired Fund can invest in ETFs and has specifically listed such investments in the principal investment strategies section of its prospectus. Although the Acquiring Fund can invest in ETFs, it has not specifically listed such investments in the principal investment strategies section of its prospectus and, therefore cannot have a significant weighting of the Acquiring Fund’s assets in ETFs. ETFs offer the ability to gain access to markets and sectors easily and efficiently. They provide diversification and usually remove single stock or issue risk. They also come with additional management fees and expenses, as well as trading and liquidity risks (such as the spread between the bid and ask price and daily volume). These and other risks of ETFs are outlined below in the section of the Combined Proxy Statement and Prospectus entitled “Comparison of the Acquired Fund and the Acquiring Fund - Principal Investment Risks”.

(iii)	The Acquiring Fund may invest in securities issued by publicly traded master limited partnerships (“MLPs”) or royalty trusts, as well as preferred stocks, convertible preferred stocks, and warrants, while the Acquired Fund’s principal investment strategy does not specifically address these investments. What this means is, similar to clause (ii) above, while both Funds can invest in the particular instruments (MLPs, preferred stocks, convertible preferred stocks and warrants), the Acquiring Fund has specifically included those investments in the principal investment strategies section of its prospectus and can invest significant amounts of the Acquiring Fund’s capital in such investments, whereas the Acquired Fund cannot. MLPs, preferred stocks and convertible preferred stocks widen the opportunity for the Acquiring Fund to generate more income for shareholders. These securities also diversify the source of income for the Acquiring Fund, thereby making the Acquiring Fund not beholden to only one or two sources of securities for income; and those one or two sources may be struggling from time to time.

(iv)	The Acquiring Fund may engage in regional rotation trading (as described below), while the Acquired Fund’s principal investment strategy does not specifically address this method of investing and thus it cannot invest significantly in such a strategy. What this means is that the Acquiring Fund can engage significantly in regional trading strategies while the Acquired Fund has not specifically articulated engaging in those strategies and cannot participate in such to any significant degree. Regional trading strategies typically invest in a particular region (Europe, South America, Asia, etc.), trying to capture upcoming dividend income payments from equities in those regions. While additional income for shareholders is attractive, this type of trading strategy comes with the potential of generating higher trading costs and short-term losses and gains. Additionally, capturing dividend payments over a short holding period could create less tax efficient income distributions for fund shareholders.

(v)	The Acquiring Fund may invest in foreign and emerging markets while the Acquired Fund’s principal investment strategy does not specifically address these investments. What this means is that the Acquiring Fund can invest significantly in foreign and emerging markets whereas the Acquired Fund cannot. The Acquiring Fund thus has a wider opportunity set of equities for selection. Foreign and emerging markets equities have the potential to generate greater returns than domestic securities, however they also come with substantial risks, including risks associated with unavailable or insufficient financial disclosure, currency risk and government instability risk.

In addition, the Acquired Fund currently purchases and sells exchange traded put options, employing an option overlay known as a “Put/Spread” strategy. The Acquiring Fund’s strategy does not currently utilize a “Put/Spread” strategy and is not expected to utilize such a strategy after the closing of the Reorganization.

The Funds have many similar principal risks, such as Market Risk, Management Style Risk, Large-Capitalization Company Risk, Derivatives Instruments Risk (Options Risk) and Risks from Writing Call Options. However, there are several risks disclosed in the Acquiring Fund’s prospectus that are not specifically addressed in the Acquired Fund’s prospectus. These risks include: Sector Focus Risk, Small-Cap and Mid-Cap Company Risk, Foreign Securities Risk, Valuation Risks for Non-Exchange Traded Options, MLP Risks, Royalty Trust Risks, Value Investing Risk, Risks Related to Other Equity Securities and Risks Related to Portfolio Turnover. Likewise, there are certain risks disclosed in the Acquired Fund’s prospectus that are not specifically addressed in the Acquiring Fund’s prospectus. These risks include: Equity Risk, Written Index Put Options Risk, ETF and Mutual Fund Risk and Tax Risk. In some cases, these differences are the result of similar risks being disclosed under different headings by each Fund. In other cases, these differences relate to the views of the respective advisers of the Acquired Fund and the Acquiring Fund as to what they consider to be principal investment risks of their respective Fund. Please refer to the section in the Combined Proxy Statement and Prospectus entitled “Comparison of the Acquired Fund and the Acquiring Fund - Principal Investment Risks” for more a more detailed description of each Fund’s principal investment risks.

Q.	Will the Reorganization result in new or higher fees for shareholders?

A.	The Reorganization is expected to result in the same net expense ratio for shareholders of the Acquired Fund, although the advisory fee for the Acquiring Fund is higher than that of the Acquired Fund and, as shown in the Fees and Expenses table on page 16 of the Combined Proxy Statement and Prospectus, the gross expense ratio (before fee reductions and/or expense reimbursements) for shareholders of the Acquired Fund is expected to decrease from 1.46% to 1.38%. The Acquired Fund pays ZCM, the investment adviser to the Acquired Fund, an investment advisory fee equal to 0.60% of the Acquired Fund’s average daily net assets. The Acquiring Fund, on the other hand, pays its adviser, DCM, an investment advisory fee equal to 0.75% on the Acquiring Fund’s average daily net assets. As described below, DCM has entered into an amended expense limitation agreement that, effective upon the closing of the Reorganization, will limit the Acquiring Fund’s expenses to the same expense limit (0.70%) as is currently in place for the Acquired Fund.

Currently, ZCM has contractually agreed to waive a portion or all of its management fees and pay Acquired Fund expenses (excluding AFFEs, taxes, interest expense, dividends on securities sold short, and extraordinary expenses) in order to limit the total annual fund operating expenses to 0.70% of average daily net assets of the Institutional Class shares. This expense limit will remain in effect through at least January 31, 2024 and may be terminated only by the TAP Board. As provided in its prospectus dated January 31, 2023, the Acquired Fund’s total annual operating expenses after giving effect to the fees waived and expenses reimbursed pursuant to the expense limitation agreement, was 0.70%; and without such fee waivers and expense reimbursements, the Acquired Fund’s total annual operating expenses would have been 1.33%.

Currently, DCM has contractually agreed to reduce the amount of the investment advisory fees to be paid to DCM by the Acquiring Fund and to assume other expenses of the Acquiring Fund, if necessary, in an amount that limits the Acquiring Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business, dividend expense on securities sold short, AFFEs, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 1.50% of the average daily net assets of the Acquiring Fund for the period ending October 31, 2024. As provided in its prospectus dated July 14, 2023, the Acquiring Fund’s total annual operating expenses after giving effect to the fees waived and expenses reimbursed pursuant to the expense limitation agreement, was 1.53%; and without such fee waivers and expense reimbursements, the Acquiring Fund’s total annual operating expenses would have been 1.92%.

In connection with the Reorganization, DCM has entered into an amended expense limitation agreement with the Acquiring Fund to be effective upon the closing of the Reorganization (the “Post-Reorganization Expense Limitation Agreement”) under which it has contractually agreed to reduce the amount of the investment advisory fees to be paid to DCM by the Acquiring Fund and to assume other expenses of the Acquiring Fund, if necessary, in an amount that limits the Acquiring Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business, dividend expense on securities sold short, AFFEs, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 0.70% of the average daily net assets of the Acquiring Fund for the two-year period commencing on the closing date of the Reorganization. The Post-Reorganization Expense Limitation Agreement may not be terminated prior to the end of such two-year period without the approval of the Centaur Trust Board.

Q.	When will the Reorganization occur?

A.	The Reorganization is expected to take effect on or about November 3, 2023, or as soon as possible thereafter.

Q.	Who will pay for the Reorganization?

A.	All costs solely and directly relating to the Reorganization, including the costs relating to the Special Meeting and the Combined Proxy Statement and Prospectus, will be borne by DCM, adviser to the Acquiring Fund, and such costs will not impact either Fund’s net asset value. The costs of the Reorganization include, but are not limited to, costs associated with the preparation, printing and distribution of the Combined Proxy Statement and Prospectus, legal fees, accounting fees, proxy solicitation expenses and other expenses of holding the Special Meeting. DCM expects the expenses of the Reorganization to be approximately $193,000. DCM will pay the costs solely and directly relating to the Reorganization whether or not the Reorganization is consummated. Any costs related to the repositioning of the portfolios of the Acquired Fund or the Acquiring Fund will be paid by the Acquired Fund or the Acquiring Fund, as applicable. Currently, costs (including brokerage and tax) of the Acquired Fund’s portfolio repositioning prior to the Reorganization are expected to be approximately $3,600 and will be borne by the Acquired Fund. In addition, costs (including brokerage and tax) of the Acquiring Fund’s portfolio repositioning after the completion of the Reorganization are expected to be approximately $12,500 and will be borne by the Acquiring Fund.

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Q.	Will the Reorganization result in any U.S. federal income tax liability to me?

A.	The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Acquired Fund and the Acquiring Fund receive an opinion of counsel to DCM to that effect. Assuming the Reorganization so qualifies, Acquired Fund shareholders generally will not recognize any gain or loss on their exchanges of shares of the Acquired Fund for shares of the Acquiring Fund. Shareholders of the Acquired Fund may receive a special distribution prior to the closing of the Reorganization, and any such special distribution is generally expected to be taxable. ZCM, the Acquired Fund’s investment adviser, does not presently anticipate selling portfolio securities of the Acquired Fund prior to the Reorganization other than what is required to meet any shareholder redemptions. The Acquired Fund’s put options will be closed at the time of the Reorganization. It is anticipated that up to $5 million in Acquiring Fund assets may be sold and/or rebalanced following the completion of the Reorganization to raise capital to add to positions and to address possible fund flows. This will be impacted by the Acquiring Fund’s actual holdings following the completion of the Reorganization, market conditions at the time, and liquidity considerations. Sales are not all expected to be made immediately and may be made over a number of days or weeks after the completion of the Reorganization. The portfolio transaction costs generated are expected to be under 0.05% of the Acquired Fund’s current net assets (or approximately $12,500). The transactions executed as a result of the Reorganization are not expected to require any capital gain distributions. Prior to the Reorganization, each Fund may sell portfolio securities as part of its normal investment decision making process and to meet redemption requests.

Q.	Can I redeem my shares of the Acquired Fund before the Reorganization takes place?

A.	Yes. You may redeem your shares at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. If the Reorganization is approved by the shareholders of the Acquired Fund, Acquired Fund shares that are held as of the date the Reorganization closes, will be exchanged for shares of the Acquiring Fund.

Q.	Whom do I contact for further information?

A.	You can contact your financial adviser for further information. You may also contact the Acquired Fund toll-free at 833-777-1533 or visit the Acquired Fund’s website www.zieglercapfunds.com. You may also contact the Acquiring Fund toll-free at 1-888-484-5766, or on the Acquiring Fund’s website www.dcmadvisors.com.

Q.	What will happen if shareholders do not approve the Reorganization?

A.	If the shareholders of the Acquired Fund do not approve the Reorganization, the TAP Board may take any additional actions it deems to be in the best interests of the Acquired Fund and its shareholders, including liquidating the Acquired Fund.

Q.	How do I cast my vote?

A.	You can vote in one of the following four ways:

1.	Complete, sign, date and promptly return the enclosed proxy card in the enclosed postage prepaid envelope;

2.	Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions;

3.	Go to the website that appears on the enclosed proxy card and follow the simple instructions; or

4.	Attend the Special Meeting in person.

Whether or not you plan to attend the Special Meeting, your prompt voting by proxy will help ensure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Acquired Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Special Meeting and voting in person. If you have any questions regarding the proposed Reorganization or how to vote your shares, please call EQ Fund Solutions toll-free at (877) 361-7966.

Q.	May I revoke my proxy?

A.	Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Special Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card at the address indicated on the enclosed envelope provided with this Combined Proxy Statement and Prospectus. Any letter of revocation or later-dated proxy card must be received prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked (i.e., the shareholder may attend the Special Meeting and revoke their vote or submit a letter of revocation any time prior to the Special Meeting, or the shareholder may submit a new vote (in any capacity) to change their vote as only the shareholder’s most recent vote counts).

Q.	What does the TAP Board recommend?

A.	After careful consideration and upon the recommendation of ZCM, the TAP Board unanimously approved the Plan and recommends that you vote “FOR” the proposal (i.e., the Plan).

The Centaur Trust Board also approved the Plan after concluding that the implementation of the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

Q.	When and where will the Special Meeting be held?

A.	The Special Meeting is scheduled to be held at the offices of the Acquired Fund’s administrator, U.S. Bank Global Fund Services, located at 2020 E Financial Way Ste 100, Glendora, CA 91741, on November 2, 2023, at 11:00 a.m. Pacific Time (2:00 p.m., Eastern Time), and if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location.

COMBINED PROXY Statement AND Prospectus

For the Reorganization of

Ziegler FAMCO Hedged Equity Fund

a series of Trust for Advised Portfolios
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

(833) 777-1533

Into

DCM/INNOVA High Equity Income Innovation Fund

a series of Centaur Mutual Funds Trust

33 Whitehall Street, 11th Floor

New York, NY 10004

1-888-484-5766

This Combined Proxy Statement and Prospectus is being furnished to shareholders of the Ziegler FAMCO Hedged Equity Fund (the “Acquired Fund”), a series of Trust for Advised Portfolios (“TAP”) in connection with the solicitation of proxies by the Board of Trustees of TAP (the “TAP Board”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Acquired Fund on November 2, 2023, at 11:00 a.m. Pacific Time (2:00 p.m., Eastern Time).

At the Special Meeting, shareholders will be asked to consider and vote on the following proposal:

●	To approve an Agreement and Plan of Reorganization (the “Plan”) between TAP, on behalf of the Acquired Fund, and Centaur Mutual Funds Trust (“Centaur Trust”), on behalf of its series the DCM/INNOVA High Equity Income Innovation Fund (the “Acquiring Fund”; the Acquired Fund and the Acquiring Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds”), providing for: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Acquired Fund (the “Reorganization”).

The Reorganization is expected to be consummated on November 3, 2023, or such other date as TAP and Centaur Trust agree in writing. Failure of any of the conditions to closing as described in the Plan may result in the Reorganization not being completed. If the Reorganization is not completed, the TAP Board will consider other possible courses of action in the best interests of shareholders, including liquidating the Acquired Fund. Further, if the Reorganization is not completed the Acquiring Fund will continue to operate as a separate series of Centaur Trust. This Combined Proxy Statement and Prospectus, proxy card and accompanying Notice of Special Meeting of Shareholders will be first sent or given to shareholders on or about October 16, 2023. Only shareholders of record at the close of business on August 16, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponement(s) thereof.

The TAP Board believes that the Reorganization is in the best interests of the Acquired Fund, and that the interests of the Acquired Fund’s shareholders will not be diluted as a result of the Reorganization. The TAP Board unanimously recommends that shareholders of the Acquired Fund vote FOR the Reorganization.

The Board of Trustees of Centaur Trust (the “Centaur Trust Board”) also believes that the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the Acquiring Fund’s shareholders will not be diluted as a result of the Reorganization.

For U.S. federal income tax purposes, the Reorganization is intended to qualify as a tax-free “reorganization” for the Funds and their shareholders.

The Funds have investment objectives, principal investment strategies, principal risks, fundamental investment policies (i.e., those that cannot be changed without shareholder approval) and non-fundamental investment policies (i.e., those that do not require shareholder approval to change) that are similar in all material respects. There are some differences, however, and these are described under “Comparison of the Acquired Fund and the Acquiring Fund” in this Combined Proxy Statement and Prospectus.

This Combined Proxy Statement and Prospectus sets forth concisely the information about the Acquiring Fund that shareholders of the Acquired Fund should know before voting on the Reorganization and constitutes an offering of the shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Acquired Fund and the Acquiring Fund, each having been filed with the U.S. Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Proxy Statement and Prospectus:

●	The Statement of Additional Information relating to the Reorganization dated the same date as this Combined Proxy Statement and Prospectus (the “Reorganization SAI”) filed on October 10, 2023;

●	Prospectus of the Acquired Fund, dated January 31, 2023 (Securities Act File No. 333-108394; Accession Number 0000894189-23-000693), as supplemented March 1, 2023 (Securities Act File No. 333-108394; Accession Number 0000894189-23-001740);

●	Statement of Additional Information of the Acquired Fund, dated January 31, 2023 (Securities Act File No. 333-108394; Accession Number 0000894189-23-000693), as supplemented March 1, 2023 (Securities Act File No. 333-108394; Accession Number 0000894189-23-001740);

●	Semi-Annual Report to shareholders of the Acquired Fund for the period ended March 31, 2023 (Accession Number 0000894189-23-004177);

●	Annual Report to shareholders of the Acquired Fund for the fiscal year ended September 30, 2022; (Accession Number 0000894189-22-008812);

●	Prospectus of the Acquiring Fund, dated July 14, 2023 (Securities Act File No. 333-117597; Accession Number 0001580642-23-003672);

●	Statement of Additional Information of the Acquiring Fund, dated July 14, 2023 (Securities Act File No. 333-117597; Accession Number 0001580642-23-003672);

●	Semi-Annual Report to shareholders of the Acquiring Fund for the period ended April 30, 2023 (Accession Number 0001580642-23-003490); and

●	Annual Report to shareholders of the Acquiring Fund for the fiscal year ended October 31, 2022; (Accession Number 0001580642-23-000122).

Additional copies of the foregoing documents and any more recent reports filed after the date hereof may be obtained without charge:

For the Acquiring Fund:

By Phone:	1-888-484-5766
By Mail:	DCM Advisors Funds c/o Transfer Agency P.O. Box 46707 Cincinnati, OH 45246-0707
By Internet:	www.dcmadvisors.com

for the Acquired Fund:

By Phone:	833-777-1533
By Mail:	Ziegler FAMCO Hedged Equity Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
By Internet:	www.zieglercapfunds.com

You also may view or obtain these documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

The TAP Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, the persons named in the enclosed proxy card intend to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Proxy Statement and Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Proxy Statement and Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THIS Combined Proxy Statement and Prospectus IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

SUMMARY	1
Background and Reasons for the Reorganization	2
Board Considerations	2
PROPOSAL	5
Comparison of the Acquired Fund and the Acquiring Fund	5
Information About the Reorganization	25
INFORMATION ABOUT MANAGEMENT OF THE FUNDS	28
ADVISORY AGREEMENTS	28
PORTFOLIO MANAGERS	29
ADDITIONAL INFORMATION ABOUT THE FUNDS	30
Financial Highlights	30
Forms of Organization	30
Other Service Providers	31
Security Ownership of Management and Principal Shareholders	31
CAPITALIZATION	33
OTHER BUSINESS	34
SHAREHOLDER COMMUNICATIONS WITH THE BOARD	34
VOTING INFORMATION	34
APPENDIX A – Form of Agreement and Plan of Reorganization	37
APPENDIX B – Financial Highlights of the Acquired Fund	60
APPENDIX C – Financial Highlights of the Acquiring Fund	61

SUMMARY

The following synopsis is a summary of certain information contained elsewhere in this Combined Proxy Statement and Prospectus, including the documents incorporated by reference, as well as in the Agreement and Plan of Reorganization (the “Plan”, and the transaction contemplated in the Plan, collectively the “Reorganization”). This summary is qualified by reference to the more complete information contained herein as well as in the Prospectus and SAI (as supplemented to date) of each of the Ziegler FAMCO Hedged Equity Fund (the “Acquired Fund”) and the DCM/INNOVA High Equity Income Innovation Fund (the “Acquiring Fund”), which include information about the Acquired Fund and Acquiring Fund respectively, and in the Plan attached hereto as Appendix A. Shareholders should read this entire Combined Proxy Statement and Prospectus carefully.

The TAP Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”), has approved the Plan.

Subject to shareholder approval, the Plan provides for:

●	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for the Acquiring Fund assuming all of the liabilities of the Acquired Fund and transferring to the Acquired Fund that number of shares of the Acquiring Fund equivalent in aggregate net asset value to the aggregate net asset value of the shares of the Acquired Fund outstanding immediately after the close of business (4:00 p.m., Eastern Time) on the closing date of the Reorganization (the “Closing Date”);

●	the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Acquired Fund; and

●	the complete liquidation of the Acquired Fund.

If shareholders of the Acquired Fund approve the Reorganization, each owner of Acquired Fund shares on the Closing Date would become a shareholder of the Acquiring Fund. The Reorganization is expected to be effective on the Closing Date. Each shareholder of the Acquired Fund will hold, immediately after the close of the Reorganization, shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of shares of the Acquired Fund held by such shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

●	The Acquired Fund and the Acquiring Fund are each open-end, management investment companies registered with the SEC. The Acquiring Fund is an existing series of Centaur Trust, which is organized as a statutory trust under the laws of the State of Delaware. The Acquired Fund is an existing series of TAP, which is also organized as a statutory trust under the laws of the State of Delaware.

●	DCM Advisors, LLC (“DCM”) serves as the investment adviser of the Acquiring Fund.

●	Ziegler Capital Management, LLC (“ZCM”) serves as the investment adviser of the Acquired Fund. USCA Asset Management LLC (“USCA”) serves as the sub-adviser of the Acquired Fund and it is anticipated that, subject to, and effective upon, the approval of a new sub-advisory agreement among Centaur Trust, on behalf of the Acquiring Fund, DCM and USCA (the “New USCA Sub-Advisory Agreement”) by the post-Reorganization shareholders of the Acquiring Fund, will serve as the sub-adviser to the Acquiring Fund. ZCM will not provide services to the Acquiring Fund.

●	The Acquiring Fund and Acquired Fund have investment objectives that are similar in all material respects, in that the Acquiring Fund seeks maximum total return through a combination of capital appreciation and current income and the Acquired Fund seeks growth of capital and income.

●	The Acquiring Fund and Acquired Fund have principal investment strategies that are similar in all material respects.

●	The total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding acquired fund fees and expenses (“AFFEs”)) borne by shareholders are expected to remain the same for a period of at least two years after the closing of the Reorganization. The Acquired Fund’s total annual fund operating expenses, as reduced by a contractual fee waiver and reimbursement agreement with ZCM, are currently 0.70%. DCM will enter into an expense limitation agreement, effective as of the Closing Date, similarly limiting the total annual fund operating expenses to 0.70% of average daily net assets of the Acquiring Fund, which will remain in effect for at least two years from the Closing Date. Total operating expenses may increase following the end of this two-year period if this expense limitation agreement expires and is not renewed.

●	The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Code; accordingly, neither the Acquired Fund and its shareholders, nor the Acquiring Fund and its shareholders are generally expected to recognize any gain or loss for U.S. federal income tax purposes from the Reorganization. However, any securities transactions conducted in the ordinary course in advance of the Reorganization may generate capital gains for the Acquired Fund based on market prices of the securities sold, which may result in taxable distributions to shareholders of the Acquired Fund prior to or on the date of the Reorganization.

Background and Reasons for the Reorganization

The TAP Board believes that greater economies of scale and efficiencies may be attained by combining the assets of the Funds, although the TAP Board took into account that the benefits of any expected economies of scale may be diminished due to the relatively small size of the Acquiring Fund as compared to the Acquired Fund. In a mutual fund combination transaction like the Reorganization, the potential for achieving economies of scale results from the greater asset size of the combined Fund and potentially reducing the combined Fund’s expense ratio. The TAP Board has determined that the Reorganization is in the best interests of the Acquired Fund and its shareholders, and that the interests of the shareholders of the Acquired Fund will not be diluted as a result of the transactions contemplated by the Reorganization. The Board of Trustees of Centaur Trust also has determined that the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated by the Reorganization.

The Reorganization is intended to provide eventual continuity in day-to-day portfolio management of the Acquired Fund’s portfolio as the Centaur Trust Board has approved USCA to serve as the sub-adviser of the Acquiring Fund subject to, and effective upon, approval of the New USCA Sub-Advisory Agreement by the post-Reorganization shareholders of the Acquiring Fund. Upon such approval, USCA will provide portfolio management services to the Acquiring Fund as the sub-adviser to the Acquiring Fund, subject to the oversight of DCM as the Acquiring Fund’s adviser. Following the Reorganization, ZCM will not provide services to the Acquiring Fund, however upon the approval of the New USCA Sub-Advisory Agreement by the Acquiring Fund’s post-Reorganization shareholders, Davis Rushing and Kelly Rushing of USCA, two of the current portfolio managers of the Acquired Fund, are expected to serve as the portfolio managers of the Acquiring Fund and will be responsible for the day-to-day management of the Acquiring Fund’s portfolio. The Acquiring Fund expects to obtain such shareholder approval of the New USCA Sub-Advisory Agreement within approximately 60 to 90 days after the closing of the Reorganization. The Reorganization is not expected to change the way your assets are managed.

In determining that the Reorganization is in the best interest of the Acquired Fund shareholders, the TAP Board also considered that, absent the Reorganization, ZCM would likely recommend that the Acquired Fund be liquidated, which would deprive Acquired Fund shareholders of an opportunity to decide (i.e., vote) on whether to continue their investment, and could result in taxable gains for shareholders of the Acquired Fund.

As further described herein, the Acquiring Fund and Acquired Fund have investment objectives that are similar in all material respects, in that the Acquiring Fund seeks maximum total return through a combination of capital appreciation and current income and the Acquired Fund seeks growth of capital and income. The Acquiring Fund and Acquired Fund also have principal investment strategies that are similar in all material respects.

Board Considerations

The TAP Board considered the Reorganization at a meeting held on May 31-June 1, 2023 (the “Reorganization Board Meeting”). At the Reorganization Board Meeting, the TAP Board evaluated materials regarding the Acquired Fund and the Acquiring Fund. They considered and discussed a draft of the Agreement and Plan of Reorganization contained in the meeting materials.

The TAP Board reviewed information provided by USCA, ZCM, DCM and Centaur Trust regarding the proposed Reorganization and the expenses and service providers for the Acquiring Fund. The TAP Board considered that the Reorganization is expected to provide continuity in management of the Acquired Fund’s portfolio. In particular, the TAP Board noted that, subject to, and effective upon, the approval of the New USCA Sub-Advisory Agreement by the post-Reorganization shareholders of the Acquiring Fund, USCA is expected to be appointed as the sub-adviser to the Acquiring Fund and to provide day-to-day portfolio management responsibilities for the Acquiring Fund, under the supervision of DCM. The TAP Board considered the management capabilities of DCM. The TAP Board also considered that, following the Reorganization and upon the approval of the New USCA Sub-Advisory Agreement by the post-Reorganization shareholders of the Acquiring Fund, Davis Rushing and Kelly Rushing, two of the portfolio managers of the Acquired Fund (and employees of USCA), will serve as the portfolio managers of the Acquiring Fund and will be responsible for the day to-day management of the Acquiring Fund’s portfolio. The TAP Board also considered that, for the Acquired Fund, ZCM effectuates execution of USCA’s recommended transactions for the portfolio; whereas, for the Acquiring Fund, subject to the approval of the New USCA Sub-Advisory Agreement by the Acquiring Fund’s post-Reorganization shareholders, USCA would effectuate execution of such transactions.

The TAP Board took into account that the Acquired Fund’s and the Acquiring Fund’s investment objectives, principal investment strategies, investment policies and principal risks are similar in all material respects, and, as a result, the Reorganization is not expected to change the way the Acquired Fund’s assets are managed in any material respect.

The TAP Board also considered that DCM had agreed to enter into an expense limitation agreement that would limit (for a period of at least two years from the closing date of the Reorganization) the Acquiring Fund’s total annual operating expenses at the same level as those of the Acquired Fund. As a result, shareholders of the Acquired Fund would experience no increase in their annual fees and expenses for a period of at least two years after the Reorganization.

After careful consideration, at the Reorganization Board Meeting, the TAP Board (including the Independent Trustees), determined that the Reorganization is in the best interests of the Acquired Fund and its shareholders and that the Reorganization would not dilute the interests of the Acquired Fund’s existing shareholders. The TAP Board, including the Independent Trustees, unanimously approved the Reorganization of the Acquired Fund, subject to approval by its shareholders.

In approving the proposed Reorganization, the TAP Board, including the Independent Trustees (with the advice and assistance of independent counsel), considered, among other things:

●	the Reorganization was recommended by ZCM as the investment adviser for the Acquired Fund;

●	the terms and conditions of the Reorganization;

●	the expectation that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and that the Acquired Fund and the shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

●	the Acquiring Fund and Acquired Fund have an investment objective, principal investment strategies, principal investment risks, fundamental investment policies and non-fundamental investment policies that are similar in all material respects;

●	that Davis Rushing and Kelly Rushing, who have served as portfolio managers of the Acquired Fund since its predecessor fund’s inception in November 2016, will serve as the portfolio managers of the Acquiring Fund, subject to and effective upon, the approval of the New USCA Sub-Advisory Agreement by the Acquiring Fund’s post-Reorganization shareholders;

●	the Acquiring Fund’s performance over various periods;

●	although the current advisory fee of the Acquiring Fund is higher than the current advisory fee of the Acquired Fund, DCM has agreed to amend and extend its current expense limitation agreement with respect to the Acquiring Fund so that, for a period of at least two years after the Reorganization, the total annual operating expenses for the shares of the Acquiring Fund will be limited to the same expense limit (0.70% of average daily net assets) as the expense limit in place for the Institutional Class shares of the Acquired Fund (the only Acquired Fund class of shares outstanding);

●	that following expiration of any expense limitation agreement it is possible that the Total Annual Fund Operating Expenses of the Acquiring Fund may be higher than those of the Acquired Fund;

●	the qualifications and experience of the Acquiring Fund’s service providers, including DCM, the investment adviser of the Acquiring Fund;

●	that greater economies of scale and efficiencies could be attained by combining the assets of the Acquired Fund with those of the Acquiring Fund, although the TAP Board took into account that the benefits of any expected economies of scale may be diminished due to the relatively small size of the Acquiring Fund as compared to the Acquired Fund;

●	that ZCM informed the TAP Board that, absent the Reorganization, it would likely recommend that the Acquired Fund be liquidated, which would deprive Acquired Fund shareholders of an opportunity to decide (i.e., vote) on whether to continue their investment, and could result in taxable gains for shareholders of the Acquired Fund;

●	that the Reorganization would not result in the dilution of the Acquired Fund shareholders’ interests;

●	that the Centaur Trust Board approved the Reorganization and determined that it is in the best interests of the Acquiring Fund and its shareholders, and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

●	the types of services provided to the Acquiring Fund by the service providers retained by Centaur Trust, and that certain of those service providers are different than the services providers of the Acquired Fund;

●	the experience and background of Centaur Trust’s two independent trustees;

●	that the Acquired Fund would not bear any of the costs of the proposed Reorganization;

●	that the proposed Reorganization will be submitted to the shareholders of the Acquired Fund for their approval; and

●	that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization.

The TAP Board also considered that ZCM will not receive any financial benefit from DCM in recommending the Reorganization to the TAP Board. However, the TAP Board was informed by representatives of Centaur Trust and DCM that, although the Reorganization may not be subject to the requirements of Section 15(f) of the 1940 Act, Centaur Trust and DCM intend to comply with such requirements.

The TAP Board noted that if shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization will not be implemented and the TAP Board may take any additional actions it deems to be in the best interests of the Acquired Fund and its shareholders, including liquidating the Acquired Fund.

TAP BOARD RECOMMENDATION

The TAP Board recommends that you vote “FOR” the proposal.

PROPOSAL

To approve the Plan between TAP, on behalf of the Acquired Fund, and Centaur Trust, on behalf of the Acquiring Fund, providing for: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Acquired Fund.

COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND

Comparison of Investment Objectives and Principal Investment Strategies

The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

Acquired Fund	Acquiring Fund
The Fund seeks growth of capital and income.	The Fund seeks maximum total return through a combination of capital appreciation and current income.

Principal Investment Strategies

Each Fund seeks to achieve its investment objective by using the principal investment strategies discussed below, which are similar in all material respects for the two Funds. After the Reorganization, the combined Fund will follow the principal investment strategies of the Acquiring Fund. Both Funds primarily invest in equity securities and under their investment strategies both Funds are able to engage in options transactions.

The primary differences between the Funds’ principal investment strategies are discussed below.

(i)	The Acquired Fund primarily invests in common stocks of large-cap companies while the Acquiring Fund primarily invests in companies of any market capitalization. What this means is that the Acquiring Fund has a wider opportunity set of equities for selection. Adding mid-cap and small-cap equities to the portfolio has the potential to generate higher overall returns during periods when mid-cap and small-cap equities are outperforming large-cap equities. Likewise, during periods of underperforming large-caps, these additions have the potential to be a drag on investor returns versus a fund like the Acquired Fund that primarily invests in large-cap equities. And even though a multi- cap portfolio is more diversified than a large-cap equity portfolio and there are benefits to diversification, mid-cap and small-cap equities are historically more volatile than large-caps. To that, the Acquiring Fund could experience greater volatility than the Acquired Fund if it adds significant exposure to mid-cap and small-cap equities.

(ii)	The Acquired Fund may invest in exchange-traded funds (“ETFs”) as a part of its principal investment strategy, while the Acquiring Fund’s principal investment strategy does not specifically address these investments. What this means is the Acquired Fund can invest in ETFs and has specifically listed such investments in the principal investment strategies section of its prospectus. Although the Acquiring Fund can invest in ETFs, it has not specifically listed such investments in the principal investment strategies section of its prospectus and, therefore cannot have a significant weighting of the Acquiring Fund’s assets in ETFs. ETFs offer the ability to gain access to markets and sectors easily and efficiently. They provide diversification and usually remove single stock or issue risk. They also come with additional management fees and expenses, as well as trading and liquidity risks (such as the spread between the bid and ask price and daily volume). These and other risks of ETFs are outlined below in the section of the Combined Proxy Statement and Prospectus entitled “Comparison of the Acquired Fund and the Acquiring Fund - Principal Investment Risks”.

(iii)	The Acquiring Fund may invest in securities issued by publicly traded master limited partnerships (“MLPs”) or royalty trusts, as well as preferred stocks, convertible preferred stocks, and warrants, while the Acquired Fund’s principal investment strategy does not specifically address these investments. What this means is, similar to clause (ii) above, while both Funds can invest in the particular instruments (MLPs, preferred stocks, convertible preferred stocks and warrants), the Acquiring Fund has specifically included those investments in the principal investment strategies section of its prospectus and can invest significant amounts of the Acquiring Fund’s capital in such investments, whereas the Acquired Fund cannot. MLPs, preferred stocks and convertible preferred stocks widen the opportunity for the Acquiring Fund to generate more income for shareholders. These securities also diversify the source of income for the Acquiring Fund, thereby making the Acquiring Fund not beholden to only one or two sources of securities for income; and those one or two sources may be struggling from time to time. For example, large-cap equities may be under pressure for dividend cuts during certain market environments— if the Acquiring Fund was dependent on just that one source of securities for income generation, it may have a difficult time meeting its objectives for shareholders versus a fund with multiple sources of securities with attractive income that might not be affected by the same forces that cause large-cap equities to cut dividends. MLPs, preferred stocks and convertible preferred stocks each come with risks and detracting elements. MLPs have sector concentration risk (namely the energy sector) and liquidity risk and their distributions may be unattractive for certain tax-conscious investors. Preferred stocks are highly interest rate sensitive and could perform poorly during a period of rising interest rates. Additionally, they are subject to credit risk. That is to say, the business of the issuing company behind the preferred stock may deteriorate and cause a suspension or default of interest payments. Even though the dividend of a preferred stock shareholder is senior to that of a common stock shareholder, it is junior to payments of interest to bondholders, and so towards the bottom of the debt hierarchy. Convertible preferred stock is also generally subject to the risk of rising interest rates leading to price declines. Convertible preferred stock can benefit from the appreciation of the common stock linked to its conversion and strength in the associated equity can lead to appreciation, even in a rising rate environment. Conversely, declines in the associated common stock can bring about declines in the prices of the convertible preferred stock, even during periods of interest rate stability and decline.

(iv)	The Acquiring Fund may engage in regional rotation trading (as described below), while the Acquired Fund’s principal investment strategy does not specifically address this method of investing and thus it cannot invest significantly in such a strategy. What this means is that the Acquiring Fund can engage significantly in regional trading strategies while the Acquired Fund has not specifically articulated engaging in those strategies and cannot participate in such to any significant degree. Regional trading strategies typically invest in a particular region (Europe, South America, Asia, etc.), trying to capture upcoming dividend income payments from equities in those regions. While additional income for shareholders is attractive, this type of trading strategy comes with the potential of generating higher trading costs and short-term losses and gains. Additionally, capturing dividend payments over a short holding period could create less tax efficient income distributions for fund shareholders.

(v)	The Acquiring Fund may invest in foreign and emerging markets while the Acquired Fund’s principal investment strategy does not specifically address these investments. What this means is that the Acquiring Fund can invest significantly in foreign and emerging markets whereas the Acquired Fund cannot. The Acquiring Fund thus has a wider opportunity set of equities for selection. Foreign and emerging markets equities have the potential to generate greater returns than domestic securities, however they also come with substantial risks, including risks associated with unavailable or insufficient financial disclosure, currency risk and government instability risk.

In addition, the Acquired Fund currently purchases and sells exchange traded put options, employing an option overlay known as a “Put/Spread” strategy. The Acquiring Fund’s strategy does not currently utilize a “Put/Spread” strategy and is not expected to utilize such a strategy after the closing of the Reorganization.

While the principal investment strategies of the Funds are similar in all material respects, as shown in the “Comparison of the Acquired Fund and the Acquiring Fund - Comparison of Performance” section below, there are variances between the Funds in both performance and volatility metrics over the past one-year and five-year periods. As is the case with so many funds in the industry with materially similar strategies, the portfolio management execution of these strategies can and does vary widely, creating variations in performance and volatility. As noted above, unlike the Acquired Fund, the Acquiring Fund’s strategy does not currently utilize a “Put/Spread” strategy and is not expected to utilize such a strategy after the closing of the Reorganization. The effect of the Acquired Fund’s “Put/Spread” strategy was not a material contributor to the variance of performance and volatility metrics between the two Funds.

The following discussion comparing the principal investment strategies and principal risks of each Fund is based upon and qualified in its entirety by the respective principal investment strategies and principal risks sections of the Acquired Fund’s prospectus dated January 31, 2023, as supplemented, and the Acquiring Fund’s prospectus dated July 14, 2023.

The principal investment strategies of each Fund are as follows:

Acquired Fund	Acquiring Fund
The Fund seeks to achieve its investment objective by investing primarily in common stocks of large-cap companies and secondarily in exchange-traded funds (“ETFs”) that invest primarily in large-cap common stocks. The Fund defines large-cap as companies with market capitalizations in excess of $5 billion. The Fund sells (writes) call options on a majority of the notional value of these stocks and ETFs, or on a representative index, such as the S&P 500, in seeking to shield the Fund from some of the risk associated with these investments and to generate additional returns to the extent of the call option premium received. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and derivatives and other investments that have economic characteristics similar to equity securities.	In seeking to achieve its investment objectives, the Fund invests in equity securities of companies that DCM believes offer high dividend yields relative to the yield of the broad market averages such as the S&P 500 Total Return Index. Fund typically invests in common stocks and other equity securities, which may include securities issued by publicly traded master limited partnerships (MLPs) or royalty trusts, as well as preferred stocks, convertible preferred stocks, and warrants. Under normal circumstances, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of U.S. and foreign companies. The Fund may invest in companies of any market capitalization and its foreign companies may include companies domiciled in emerging markets.

The Fund also purchases and sells exchange traded put options, employing an option overlay known as a “Put/Spread” strategy in order to provide additional downside protection and risk- reduction. The options may be based on the S&P 500 Index or on ETFs that replicate the S&P 500 Index. A Put/Spread strategy is used to protect the value of an equity portfolio or profit from a decrease in the value of the equity portfolio. In a Put/Spread strategy, the Fund purchases a put on a security, ETF, or representative index and sells a put on the same security, ETF, or representative index. The purchased put benefits if the value of the underlying security, ETF or representative index decreases. The sold put generates income and limits the downside protection of the purchased put. The total option overlay strategy is designed to be near cost neutral. The combination of the diversified portfolio of equity securities, the downside protection from the put spread and the income from the call options is intended to provide the Fund with a portion of the returns associated with equity market investments while exposing investors to less risk than traditional long-only equity strategies (strategies that do not employ call or put option hedges).

Stock selection is designed to closely track the returns of the S&P 500 Index, or similar large-cap index, resulting in minimal tracking error. The stocks are rebalanced monthly utilizing a quantitative portfolio optimization tool, as well as a stock specific ranking process created by USCA. The process seeks to limit tracking error relative to the benchmark.

The Fund may seek to enhance the level of dividend income it receives by engaging in regional rotation trading which involves purchasing and selling equity securities of issuers domiciled in different regions of the world to capture dividend income for the Fund. In a regional rotation trade, the Fund would sell a stock that has declared its dividend and no longer trades with an entitlement to the dividend, and purchase a stock in another region that is about to declare a dividend. By entering into a series of such trades, the Fund seeks to augment the amount of dividend income it receives over the course of a year.

The Fund may invest in companies of any market capitalization.

In addition to investing in equity securities that offer high dividend yields, DCM may seek to generate income from selling covered call options on securities in the Fund. The use of covered call options in combination with the purchase of equity securities allows for the inclusion of undervalued, non-dividend paying stocks in the Fund’s portfolio while still satisfying the Fund’s goal of generating investment income. Securities so purchased will be selected based upon DCM’s determination of the attractiveness and risk profile of the underlying stock as well as the income potential of selling covered call options on the security. DCM may seek to use the above strategies to structure the Fund’s investment portfolio in such a way as to seek to achieve an income yield superior to that of the S&P 500 Total Return Index. The Fund may also invest in non-dividend paying stocks without selling covered call options if DCM believes the stocks can produce significant capital appreciation. The Fund primarily invests in securities of U.S. companies, but may also invest in foreign companies.

In creating the stock rankings, USCA considers the following: (i) dividend payments, (ii) dividend increases, (iii) payout ratios, (iv) debt coverage ratios, (v) debt levels, (vi) earnings history, (vii) revenue growth, (viii) earnings growth, (ix) stock buybacks, (x) price-to-earnings (P/E) ratios, (xi) forward-looking P/E ratios, (xii) price-to-book value ratios, (xiii) price-to-sales ratios, (xiv) price- to-cash flow ratios, (xv) Altman Z scores (a bankruptcy predictor), (xvi) P/E-to-growth (PEG) ratios, and (xvii) betas (a measure of relative volatility of a security compared to the market as a whole). Each criterion listed above provides insight into USCA’s assessment of security valuation and outlook. The Fund may use ETFs as a substitute for groups of stocks. The Fund sells stocks and ETFs when it believes they no longer meet the criteria mentioned above and will contemporaneously rebalance into new stocks. As the stock portfolio is designed to closely track the S&P 500 Index, options are not adjusted for stock rebalancing. Instead, the options in the strategy are rebalanced near expiration.

In selecting common stocks and other equity securities for the Fund, DCM seeks to identify companies that it understands well and that possess one or more of the following characteristics:
●	Positive (or projected positive) revenue or profit trends;

●	Healthy balance sheet, characterized by ample cash relative to debt, efficient working capital management, high or increasing liquidity, or other metrics that DCM believes indicate the company’s ability to withstand unexpected shocks, reinvest in the business, and improve its business prospects and circumstances;

●	Strong free cash flow generation;

●	Powerful and sustainable competitive advantages;

●	Management team that: (i) operates the business well and has a sound strategy to build it over time; (ii) allocates capital wisely to enhance shareholder value; and (iii) has high integrity; or

●	Policies (e.g., compensation structures) that do not significantly dilute shareholders’ ownership.

To enhance the potential returns of the Fund, as well as to hedge (by writing calls) against losses should portfolio securities decline, the Fund sells call options against the Fund’s portfolio of stocks and ETFs either individually or on a representative index such as the S&P 500 Index. This part of the Fund’s strategy is commonly referred to as a “covered call” strategy because the Fund owns the underlying security at the time it sells the option. The Fund selects call and put options with various exercise prices and maturities, reflecting the portfolio managers’ views about the capital appreciation potential of each underlying stock and ETF or a representative index, as well as its view about the U.S. equity market as a whole.

When the portfolio managers determine that investment opportunities in large cap common stocks are overvalued or that prospects for the U.S. stock market are waning, USCA may also recommend a portion of the Fund’s assets to money market funds and other cash equivalents.

In addition to the above criteria DCM will consider high dividend yields when selecting stocks. DCM seeks to identify companies whose stocks are trading, in the opinion of DCM, at a substantial discount to the intrinsic value, however, DCM may select stocks with a somewhat modest discount to DCM’s estimate of intrinsic value if DCM believes that the security’s dividend yield is sufficiently high, secure, and/or likely to grow over time.

The Fund will generally consider selling a security when, in the portfolio manager’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in the portfolio manager’s opinion, a superior investment opportunity arises. Also, the Fund may consider selling a security as part of the Fund’s regional rotation trading strategy. The Fund may engage in active and frequent trading to achieve its investment objectives, and the Fund’s regional rotation strategy may increase the rate of portfolio turnover. In addition, frequently purchasing stocks in a short period prior to the ex-dividend date (the interval between the announcement and the payment of the next dividend) increases the amount of trading costs the Fund will incur and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. Dividend capture trading generally involves owning a stock long enough to collect the dividend and then selling it and using the proceeds to purchase a different dividend-paying stock. The Fund’s portfolio turnover rate is expected to be 100% or more.

Principal Investment Risks

The Funds have many similar principal risks, such as Market Risk, Management Style Risk, Large-Capitalization Company Risk, Derivatives Instruments Risk (Options Risk) and Risks from Writing Call Options. However, there are several risks disclosed in the Acquiring Fund’s prospectus that are not specifically addressed in the Acquired Fund’s prospectus. These risks include: Sector Focus Risk, Small-Cap and Mid-Cap Company Risk, Foreign Securities Risk, Valuation Risks for Non-Exchange Traded Options, MLP Risks, Royalty Trust Risks, Value Investing Risk, Risks Related to Other Equity Securities and Risks Related to Portfolio Turnover. Likewise, there are certain risks disclosed in the Acquired Fund’s prospectus that are not specifically addressed in the Acquiring Fund’s prospectus. These risks include: Equity Risk, Written Index Put Options Risk, ETF and Mutual Fund Risk and Tax Risk. In some cases, these differences are the result of similar risks being disclosed under different headings by each Fund. In other cases, these differences relate to the views of the respective advisers of the Acquired Fund and the Acquiring Fund as to what they consider to be principal investment risks of their respective Fund.

	Acquired Fund	Acquiring Fund
Market Risk

Overall securities market risks will affect the value of individual instruments in which the Fund invests. Factors such as economic growth and market conditions, interest rate levels, and political events affect the U.S. securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

Periods of market volatility may occur in response to pandemics, acts of war, or events affecting global markets. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus (COVID-19) has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, manufacturing facilities and factories, and other businesses across the world.

In addition, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies.

The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global in-stability, and currency and interest rate fluctuations. Certain market events could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets, such as changes in government economic policies, political turmoil, military action, environmental events, trade disputes, and epidemics or other public health issues, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and, therefore, adversely affect the Fund.

Management Risk / Management Style Risk	Management Risk. The Fund is an actively managed portfolio. USCA’s practices and investment strategies may not work to produce the desired result if the portfolio managers’ judgment about the attractiveness or value of a particular security or about market movements is incorrect, or if there are imperfections, errors or limitations in the models and data used by the portfolio managers which could have an adverse effect on the value or performance of the Fund.	Management Style Risk. The performance of the Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.
Sector Focus Risk	No corresponding risk.	While the Fund does not focus its investments on a particular sector, the Fund may, at times, be more heavily invested in certain sectors, which may cause the value of its shares to be especially sensitive to factors and economic risks that specifically affect those sectors and may cause the Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.
Large Cap Company Risk / Large-Capitalization Company Risk	Large Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.	Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. There may be times when the returns for large capitalization companies generally trail returns of smaller companies or the overall stock market.
Small-Cap and Mid-Cap Company Risk	No corresponding risk.	Investing in small- and mid-capitalization companies involves greater risk than is customarily associated with larger, more established companies. Small- and mid-cap companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources. Due to these and other factors, stocks of small- and mid-cap companies may be more susceptible to market downturns and other events, less liquid and their prices may be more volatile.

Equity Risk	The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.	No corresponding risk.
Foreign Securities Risk	No corresponding risk.	Foreign securities may involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares.
Options Risk / Derivative Instruments Risk	Options Risk. Purchasing and writing put and call options are specialized transactions with higher risk than ordinary investments. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correlate as expected to changes in the value of the underlying securities. If the Fund is not able to sell or close an option in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs on the purchase or sale of the underlying securities. Transactions in options also involve the payment of premiums, which may adversely affect the Fund’s performance.	Derivative Instruments Risk. Derivative instruments, such as covered call options, involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. The price the Fund realizes from the sale of a stock option upon exercise of the option could be substantially below its prevailing market price. If a liquid market for an option does not exist, the Fund will not be able to sell the underlying security until the option expires or is exercised. The premiums received by the Fund for writing options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.
Valuation Risks for Non-Exchange Traded Options	No corresponding risk.	The purchase of non-exchange traded call options may result in reduced liquidity (and hence value) for the Fund’s portfolio investments.

Written Call Options Risk / Risks from Writing Call Options	Written Call Options Risk. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. The use of call options to shield the Fund may result in higher transaction costs. This shielding may not be successful and investors could still lose money through investing in the Fund.	Risks from Writing Call Options. When the Fund writes (i.e., sells) call options on its portfolio securities it limits its opportunity to profit from the securities and, consequently, the Fund could significantly underperform the market. Writing call options could also result in additional turnover and higher tax liability.
Written Index Put Options Risk	The purchaser (writer) of put option has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the put option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index put options such as the Fund cannot cover their potential settlement obligations by selling short the underlying securities. As the writer of index put options, the Fund will be responsible, during the option’s life, for any decreases in the value of the index below the strike price of the put option.	No corresponding risk.
MLP Risks	No corresponding risk.	A MLP is a limited partnership in which the ownership units are publicly traded. MLPs generally acquire interests in natural resource, energy, or real estate assets and distribute the resulting income to investors. Investments in MLPs are generally subject to many of the risks that apply to investments in partnerships, such as limited control and limited voting rights and fewer corporate protections than afforded investors in a corporation. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles, such as adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, a shift in consumer demand or conflicts of interest with the general partner. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect its value. The Fund’s investment in MLPs may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the MLP’s operating expenses in addition to paying Fund expenses.

Royalty Trust Risks	No corresponding risk.	The Fund may invest in publicly traded royalty trusts. Royalty trusts are special purpose vehicles organized as investment trusts created to make investments in operating companies or their cash flows. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for the royalty trust’s underlying commodity could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Further, because natural resources are depleting assets, the income-producing ability of a royalty trust will eventually be exhausted and the royalty trust will need to raise or retain funds to make new acquisitions to maintain its value. The Fund’s investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts’ operating expenses in addition to paying Fund expenses.
Value Investing Risk	No corresponding risk.	Investments in value stocks present the risk that a stock may decline in value or never reach the value DCM believes is its full market value, either because the market fails to recognize what DCM considers to be the company’s true business value or because DCM’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance

Risks Related to Other Equity Securities	No corresponding risk.	In addition to common stocks, the equity securities in the Fund’s portfolio may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, including securities held by the Fund, which could also result in losses for the Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.
Risks Related to Portfolio Turnover	No corresponding risk.	Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. High rates of portfolio turnover could lower performance of the Fund due to increased costs and may also result in the realization of capital gains. If the Fund realizes capital gains when it sells its portfolio investments, it must generally distribute those gains to shareholders, increasing their taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains and shareholders would be taxed on short-term capital gains at ordinary income tax rates. Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be more than 100%.
ETF and Mutual Fund Risk	ETFs and mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. You will indirectly bear fees and expenses charged by the other mutual funds and ETFs in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other mutual funds and ETFs and may be higher than other mutual funds that invest directly in stocks. Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund. ETFs are subject to specific risks, depending on the nature of the ETF, including:	No corresponding risk.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with ETFs. ETFs have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to ETFs in which the Fund invests and no other Authorized Participant is able to step forward to create or redeem Creation Units, shares of those ETFs may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.

Distressed Market Risk. If the market for securities in which an ETF will invest becomes distressed, the market for the shares of that ETF may become less liquid in response to the deteriorating liquidity in the market for the underlying portfolio holdings of that ETF. This adverse effect on liquidity for shares of that ETF could lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

Market Trading Risk. ETFs face numerous market trading risks, including disruptions to the creation and redemption processes of the ETF, losses from trading in secondary markets, and the existence of extreme market volatility or potential lack of an active trading market for shares, which may result in shares trading at a significant premium or discount to NAV. If the Fund purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the Fund may sustain losses.

Tax Risk	The writing of call options by the Fund may significantly reduce or eliminate its ability to make distributions eligible to be treated as qualified dividend income. Covered call options may also be subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.	No corresponding risk.

Comparison of Fees and Expenses

Fees and Expenses of the Funds

The annual investment advisory fee rate charged to the Acquiring Fund by its adviser is 0.15% higher than the rate charged to the Acquired Fund by its adviser. After the Reorganization is closed, the Acquired Fund shareholders will be part of the Acquiring Fund and therefore subject to the higher annual investment advisory fee rate, however, as set forth in footnote 4 to the below expense table below, DCM has entered into an amended expense limitation agreement which provides that, for a period of at least two years after the Reorganization, the total annual operating expenses for the shares of the Acquiring Fund will be limited to the same expense limit (0.70% of average daily net assets) as the expense limit in place for the Institutional Class shares of the Acquired Fund.

Below is a comparison of the fees and expenses of the Funds before and after the Reorganization. The fees and expenses in the tables appearing below are based on the expenses of the Funds as of April 30, 2023. The table also show the pro forma expenses of the Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of April 30, 2023.

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold or sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. It is important to note that following the Reorganization, shareholders of the Acquired Fund will be subject to the actual fee and expense structures of the Acquiring Fund, which may not be the same as the pro forma combined fees and expenses. Future fees and expenses may be greater or lesser than those indicated below. Pro forma numbers are estimated in good faith and are hypothetical.

The Acquired Fund offers Investor Class and Institutional Class shares, however as of the date of this Combined Proxy Statement and Prospectus, only Institutional Class shares of the Acquired Fund are outstanding and it is not anticipated that shares of the Investor Class shares will be outstanding at the time of the Reorganization. The Acquiring Fund does not offer separate classes of shares. If Acquired Fund shareholders approve the Reorganization, they will receive shares of the Acquiring Fund.

	Ziegler FAMCO Hedged Equity Fund Acquired Fund (Current, Institutional Class)	DCM/INNOVA High Equity Income Innovation Fund Acquiring Fund (Current)	DCM/INNOVA High Equity Income Innovation Fund Acquiring Fund (Pro Forma Combined)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.60%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.86%	2.95%	0.63%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%[5]
Total Annual Fund Operating Expenses[1]	1.46%	3.70%	1.38%
Fee Reductions and/or Expense Reimbursements[2,3,4]	(0.76%)	(2.20%)	(0.68%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements[2,3,4]	0.70%	1.50%	0.70%

[1]	“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements” for the Acquiring Fund will not correlate to the ratios of expenses to the average net assets in the Acquiring Fund’s Financial Highlights, which reflect the operating expenses of the Acquiring Fund and do not include Acquired Fund Fees and Expenses (“AFFEs”).
[2]	DCM entered into an Expense Limitation Agreement with the Acquiring Fund (the “Expense Limitation Agreement”) under which it has contractually agreed to reduce the amount of the investment advisory fees to be paid to DCM by the Acquiring Fund and to assume other expenses of the Acquiring Fund, if necessary, in an amount that limits the Acquiring Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business, dividend expense on securities sold short, AFFEs, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 1.50% of the average daily net assets of the Acquiring Fund for the period ending October 31, 2024. The Expense Limitation Agreement may not be terminated prior to that date without the approval of the Centaur Trust Board.
[3]	Pursuant to a contractual fee waiver and reimbursement agreement, ZCM has contractually agreed to waive a portion or all of its management fees and pay Acquired Fund expenses (excluding AFFEs, taxes, interest expense, dividends on securities sold short, and extraordinary expenses) in order to limit the total annual fund operating expenses to 0.70% of average daily net assets of the Institutional Class shares and 0.95% of the average daily net assets of the Investor Class shares (the “Expense Caps”). The Expense Caps will remain in effect through at least January 31, 2024 and may be terminated only by the TAP Board of Trustees. ZCM may request recoupment of previously waived fees and paid expenses from the Acquired Fund for three years from the date they were waived or paid, provided that such recoupment does not cause the Acquired Fund’s expense ratio (after the recoupment is taken into account) to exceed the lower of (1) the Expense Caps in place at the time such amounts were waived or paid and (2) the Acquired Fund’s Expense Caps at the time of recoupment.
[4]	DCM has entered into an amended expense limitation agreement with the Acquiring Fund to be effective upon the closing of the Reorganization (the “Post-Reorganization Expense Limitation Agreement”) under which it has contractually agreed to reduce the amount of the investment advisory fees to be paid to DCM by the Acquiring Fund and to assume other expenses of the Acquiring Fund, if necessary, in an amount that limits the Acquiring Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business, dividend expense on securities sold short, AFFEs, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 0.70% of the average daily net assets of the Acquiring Fund for the two-year period commencing on the closing date of the Reorganization. The Post-Reorganization Expense Limitation Agreement may not be terminated prior to the end of such two-year period without the approval of the Centaur Trust Board.
[5]	As noted above, it is anticipated that after the closing of the Reorganization, the Acquiring Fund’s operating expenses will not include AFFEs.

Example

The Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem or hold all of your shares, as indicated below, at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same. The example reflects the contractual fee waiver and/or expense reimbursement arrangement only for the term of the contractual fee waiver and/or expense reimbursement arrangement. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

Fund	Share Class	1 Year	3 Years	5 Years	10 Years
Acquired Fund	Institutional	$91	$406	$743	$1,697
Acquiring Fund	N/A	$153	$874	$1,675	$3,769
Acquiring Fund Pro Forma Combined	N/A	$72	$299	$621	$1,535

Comparison of Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect each Fund’s performance. During the fiscal year ended September 30, 2022, the Acquired Fund’s portfolio turnover rate was 77% of the average value of its portfolio. During the fiscal year ended October 31, 2022, the Acquiring Fund’s portfolio turnover rate was 572% of the average value of its portfolio.

Comparison of Performance

ACQUIRED FUND

The following performance information indicates some of the risks of investing in the Acquired Fund. The Acquired Fund commenced operation as of the close of business on December 18, 2020 as a result of a reorganization in which the Acquired Fund acquired all of the assets and liabilities of the USCA Premium Buy Write Fund (the “Predecessor Fund”), a former series of USCA Fund Trust. The Acquired Fund adopted the historical performance of the Predecessor Fund, which had the same investment objective and substantially similar investment strategies as the Acquired Fund; therefore, performance prior to the close of business on December 18, 2020 shown below is that of the Predecessor Fund.

The bar chart shows the Acquired Fund’s Institutional Class performance from year to year. The table illustrates how the Acquired Fund’s average annual returns for the period indicated compare with those of a broad measure of market performance. The Acquired Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is posted on the Acquired Fund’s website www.zieglercapfunds.com or by calling the Acquired Fund toll-free at 833-777-1533.

Calendar year ended December 31,

The Acquired Fund’s year to date return through June 30, 2023 was 9.17%.

During the period of time shown in the bar chart, the Acquired Fund’s highest quarterly return was 8.90% for the quarter ended June 30, 2020, and the lowest quarterly return was -16.26% for the quarter ended March 31, 2020.

Average Annual Total Returns For the Periods Ended December 31, 2022	1 Year	5 Years	Since Inception November 29, 2016
Institutional Class
Return Before Taxes	-10.62%	2.24%	2.87%
Return After Taxes on Distributions	-11.20%	1.81%	2.32%
Return After Taxes on Distributions and Sale of Fund Shares	-5.87%	1.70%	2.13%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-18.11%	9.42%	11.54%
CBOE BuyWrite Index (reflects no deduction for fees, expenses, or taxes)	-11.37%	2.73%	4.31%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

ACQUIRING FUND

The Acquiring Fund will be the accounting and performance survivor. The bar chart and table shown below provide some indication of the risks of investing in the Acquiring Fund by showing changes in the Acquiring Fund’s performance from year to year and by showing how the Acquiring Fund’s average annual total returns for 1, 5 and 10 years compare to those of a broad-based securities market index. A second index is also included to provide an additional comparison. The Acquiring Fund’s past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund will perform in the future. Updated information on the Acquiring Fund’s results can be obtained by calling 1-888-484-5766 or by visiting https://www.dcmadvisors.com.

DCM/INNOVA High Equity Income Innovation Fund

Annual Total Returns

The Acquiring Fund’s year to date return through June 30, 2023 was 15.14%.

During the periods shown in the bar chart, the highest return for a quarter was 20.55% during the quarter ended June 30, 2020 and the lowest return for a quarter was -22.82% during the quarter ended March 31, 2020.

Average Annual Total Returns For the Periods Ended December 31, 2022	1 Year	5 Years	10 Years
Return before taxes	(26.26%)	1.78%	5.12%
Return after taxes on distributions	(28.42%)	(0.70%)	5.12%
Return after taxes on distributions and sale of shares	(15.28%)	0.69%	2.94%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	(18.11%)	9.42%	12.56%
Dow Jones U.S. Select Dividend Total Return Index (reflects no deduction for fees, expenses, or taxes)	2.31%	8.38%	11.92%

The Acquiring Fund compares its performance to standardized indices or other measures of investment performance. In particular, the Acquiring Fund compares its performance to the S&P 500 Total Return Index, which is generally considered to be representative of the performance of common stocks in the United States securities markets. Additionally, the Acquiring Fund compares its performance to the Dow Jones U.S. Select Dividend Total Return Index which is representative of the performance of dividend-paying stocks in the United States securities markets.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Acquiring Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (“IRA”).

Please remember that past performance (both before and after taxes) is no guarantee of the results the Funds may achieve in the future. Future returns may be higher or lower than the returns achieved in the past.

Comparison of Purchase, Exchange and Selling Shares

The procedures for purchasing, exchanging and selling shares of the Acquired Fund and the Acquiring Fund are similar. Neither Fund’s shareholders are subject to a redemption fee. The Acquired Fund requires a minimum initial investment of $10,000 for its Institutional Class shares. The Acquiring Fund requires a minimum initial investment of $1,500 for its shares. For more information regarding either Fund’s policies pertaining to purchasing, exchanging and selling shares, please see such Fund’s current prospectus incorporated herein by reference.

Dividends and Other Distributions

The Acquired Fund will generally make distributions of dividends from any net investment income annually. The Acquiring Fund generally declares and distributes dividends from net investment income, if any, monthly or quarterly. Both Funds intend to distribute annually any net capital gains.

U.S. Federal Income Tax Consequences

Each Fund has elected and qualified since its inception to be treated as a “regulated investment company” under subchapter M of the Code and the Acquiring Fund intends to qualify as a “regulated investment company” under subchapter M of the Code for its taxable year that includes the Closing Date. Distributions by each Fund of net investment income and net realized capital gains, if any, to shareholders are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account, distributions from which may be taxable upon withdrawal. Each Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which a Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders of such Fund who satisfy those restrictions with respect to their Fund shares at the rate for net capital gain (currently, a maximum of 20%). In addition, a 3.8% Medicare tax may also apply. A part of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations – the eligible portion may not exceed the aggregate dividends such Fund receives from domestic corporations subject to U.S. federal income tax (excluding REITs) and excludes dividends from foreign corporations – subject to similar restrictions. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long a shareholder has held the shares.

In general, distributions are subject to U.S. federal income tax when they are paid, whether a shareholder takes them in cash or reinvests them in the Fund (if that option is available). Distributions reinvested in additional shares of a Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of (and in reduction of) a shareholder’s basis in the shares of such Fund and as capital gain thereafter. A distribution from a Fund will reduce such Fund’s NAV per share and may be taxable to shareholders at ordinary income or capital gain rates (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund is required to withhold 24% of distributions and redemption proceeds payable to a shareholder if such shareholder has not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

As a condition to the closing of the Reorganization, the Acquired Fund and Acquiring Fund will have received from Blank Rome LLP, legal counsel to DCM, an opinion to the effect that the Reorganization will qualify as a tax-free reorganization for U.S. federal income tax purposes (although there can be no assurance that the Internal Revenue Service (“IRS”) will agree with such opinion). Accordingly, no gain or loss is expected to generally be recognized by the Acquired Fund or the shareholders of the Acquired Fund as a result of the Reorganization, and the aggregate tax basis of the Acquiring Fund shares received by each Acquired Fund shareholder is expected to be the same as the aggregate tax basis of the shares of the Acquired Fund exchanged therefor. However, any securities transactions conducted in advance of the Reorganization may generate capital gains for the Acquired Fund based on market prices of the securities sold, which may result in taxable distributions to shareholders of the Acquired Fund prior to or on the date of the Reorganization. For more detailed information about the tax consequences of the Reorganization please refer to the “Information About the Reorganization – U.S. Federal Income Tax Consequences” section below.

Investment Policies

The Funds have similar investment policies. Set forth below is a summary of these policies. After the Reorganization, the combined Fund will follow the investment policies of the Acquiring Fund. Fundamental investment policies may only be changed by shareholder vote, while non-fundamental investment policies may be changed by action of the TAP Board with respect to the Acquired Fund or the Centaur Trust Board with respect to the Acquiring Fund.

Acquired Fund	Acquiring Fund
Fundamental Investment Policies
The Acquired Fund’s fundamental policies are as follows:	As a matter of fundamental policy, the Acquiring Fund may not:

(1) The Fund is a “diversified company” as defined by the 1940 Act.

(2) The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3) The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4) The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5) The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6) The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7) The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(8) The Fund may not invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investments in other investment companies or securities of the U.S. Government, its agencies or instrumentalities. The Fund will consider the portfolio of underlying investment companies when determining compliance with its concentration policy.)

(1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions). For purposes of this limitation, short sales of securities and futures trades, forward contracts, or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin.

(2) Issue senior securities, except as permitted by the 1940 Act;

(3) Borrow money, except to the extent permitted under the 1940 Act and other applicable law (including, without limitation, borrowing to meet redemptions). For purposes of this investment limitation, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(4) Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(5) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(6) Make investments for the purpose of exercising control or management over a portfolio company;

(7) Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(8) Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this limitation, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(9) Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage- backed securities);

Acquired Fund	Acquiring Fund

(10) Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices; and

(11) Invest directly 25% or more of total assets in securities of issues in any particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), securities of state and municipal governments and investment in other investment companies are not considered to be issued by members of any industry. If, however, the Fund invests in an investment company that concentrates its investment in a particular industry, the Fund will consider such investment to be issued by a member of the industry in which such investment company invests. In addition, if the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied.

Non-Fundamental Policies
The Acquired Fund observes the following policy, which is not deemed fundamental and may be changed without shareholder approval. The Fund may not make any change to its investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and derivatives and other investments that have economic characteristics similar to equity securities without first providing its shareholders with at least 60 days’ prior notice.	As a matter of non-fundamental policy, the Acquiring Fund will:
(1) Not invest in interests in oil, gas, or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs.

Material Differences in the Rights of Fund Shareholders

Each of Centaur Trust and TAP is a Delaware statutory trust. As such, they are each governed by the Delaware Statutory Trust Act (the “Delaware Act”) and their own governing instruments. TAP’s operations are governed by its Amended and Restated Agreement and Declaration of Trust (the “TAP Trust Instrument”), Amended and Restated By-Laws and applicable state law. Centaur Trust’s operations are governed by its Declaration of Trust, as it may be amended from time to time (the “Centaur Trust Instrument”), By-Laws and applicable state law. Copies of these documents are available to shareholders without charge upon written request to the applicable Fund.

The below table summarizes a number of provisions of the governing instruments of the Acquired Fund and the Acquiring Fund, which are in each case subject to any other applicable provision of the governing instruments of the relevant Fund and applicable law. The governing instruments have certain similar provisions, however, as noted below, there are differences that might impact how each Fund is governed.

Further information about each Fund’s governance structure is contained in the Fund’s Statement of Additional Information and its governing documents, which are on file with the SEC.

	Acquired Fund	Acquiring Fund
Voting Rights

The TAP Instrument provides for shareholder voting (i) to elect Trustees, provided that a meeting of Shareholders has been called for that purpose; (ii) to remove Trustees, provided that a meeting of Shareholders has been called for that purpose; (iii) with respect to any amendment to the TAP Instrument that would have the effect of increasing the liability or reducing the indemnification available to shareholders; and (iv) to approve such additional matters as may be required by law or as the Trustees of the Trust, in their sole discretion, may determine.

The Centaur Trust Instrument provides that shareholders shall have the right to vote only for the election or removal of trustees, and with respect to such additional matters relating to Centaur Trust, as may be required under the applicable provisions of the 1940 Act, and to such other matters as the trustees may consider necessary or desirable.

Shareholder Quorum

One-third of shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a meeting of shareholders, except that where any provision of law or of the TAP Instrument permits or requires that holders of any portfolio shall vote as a portfolio (or the holders of a class shall vote as a class), then one-third of the aggregate number of shares of that portfolio (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that portfolio (or that class).

Except as otherwise provided by the 1940 Act or in the Centaur Trust Instrument, at any meeting of shareholders, the presence in person or by proxy of the holders of record of shares issued and outstanding and entitled to vote representing more than fifty percent of the total combined net asset value of all shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the meeting.

Election of Trustees	A plurality of the shares voted shall elect a Trustee.	A plurality of the shares voted shall elect a trustee.
Removal of Trustees

Subject to the requirements of Section 16(a) of the 1940 Act, any trustee may be removed with or without cause at any time (i) by action of a majority of the remaining trustees, or (ii) by action of shareholders holding not less than a majority of the shares then outstanding.

Any trustee may be removed: (a) at any time by written instrument signed by at least two-thirds of the number of trustees prior to such removal; or (b) at any meeting of shareholders by a vote of two- thirds of the total combined net asset value of all shares of Centaur Trust issued and outstanding. A meeting of shareholders for the purpose of electing or removing one or more trustees may be called (i) by the trustees upon their own vote, or (ii) upon the demand of shareholders owning 10% or more of the shares of Centaur Trust in the aggregate.

Approval of a Consolidation or Merger

The trustees may, without shareholder approval unless such approval is required by applicable law, (i) cause TAP to convert into, merge, reorganize, or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law) (including trusts, partnerships, associations, corporations or other business entities created by the trustees to accomplish such conversion, merger or consolidation), or with or into any separate portfolio or portfolios of any thereof, so long as the surviving or resulting entity is a management investment company under the 1940 Act, or is a series thereof, that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, or possession of the United States, (ii) cause any one or more portfolios of TAP to convert, merge or consolidate with or into any one or more of the other portfolios of TAP, or one or more trusts (or series thereof), partnerships, associations, corporations, (iii) cause any one or more portfolios of TAP to convert from a portfolio that is not an ETF to a Portfolio that is an ETF or from a portfolio that is an ETF to a portfolio that is not an ETF, (iv) cause the shares to be exchanged under or pursuant to any state or federal statute, (v) cause a sale of all, or substantially all, assets of TAP or any one or more of its portfolios, or (vi) cause TAP to incorporate under the laws of any jurisdiction.

The trustees may cause (i) Centaur Trust or one or more of its series to the extent consistent with applicable law to be merged into or consolidated with another trust, series or person, (ii) the shares of Centaur Trust or any series to be converted into beneficial interests in another statutory trust (or series thereof), (iii) the shares to be exchanged for assets or property under or pursuant to any state or federal statute to the extent permitted by law or (iv) a sale of assets of Centaur Trust or one or more of its series. Such merger or consolidation, share conversion, share exchange or sale of assets must be authorized by a majority vote of the combined net asset value of all shares issued outstanding (or, if applicable, a majority of the outstanding shares of the affected series); provided that in all respects not governed by statute or applicable law, the trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, share exchange, merger or consolidation including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of Centaur Trust may be transferred and to provide for the conversion of shares of Centaur Trust or any series into beneficial interests in such separate statutory trust or trusts (or series thereof).

Termination of a Trust or Fund

Unless terminated as provided in the TAP Instrument, TAP shall continue without limitation of time. TAP may be terminated at any time by the trustees by written notice to the shareholders. Any portfolio or class of shares thereof may be terminated at any time by vote of a majority of the shares of such portfolio or class entitled to vote or by the trustees by written notice to the shareholders of such portfolio or class. Any action to dissolve TAP shall be deemed also to be an action to dissolve each portfolio and each class thereof and any action to dissolve a portfolio shall be deemed also to be an action to terminate each class thereof.

Unless terminated as provided in Centaur Trust Instrument, Centaur Trust shall continue without limitation of time. Centaur Trust may be terminated at any time by the trustees upon prior written notice to the shareholders. Any series (or class) may be terminated at any time by the trustees upon prior written notice to the shareholders of that series (or class).

Comparison of Valuation Policies

The value of the Acquiring Fund’s investments is generally calculated at market value by quotations from the primary market in which they are traded. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Acquiring Fund’s normal pricing procedures are valued at fair value as determined in good faith by DCM, as the Acquiring Fund’s valuation designee, under policies approved by the Centaur Trust Board. Pursuant to the Plan, the Acquiring Fund’s valuation procedures will be used to determine the value of the securities transferred in connection with the Reorganization.

The Acquired Fund’s securities are likewise valued at current market prices. The value of the Acquired Fund’s portfolio investments is based on readily available market quotations, which generally means a reliable valuation obtained from an exchange or other market, or fair value as determined by an independent pricing service and evaluated by Zeigler. If a market quotation is not readily available or does not otherwise accurately reflect the value of an investment, an investment will be valued by another method that ZCM believes reflects fair value in accordance with TAP’s valuation policies and Zeigler’s related procedures.

Based on the portfolio holdings as of the date of this Combined Proxy Statement and Prospectus, the valuation of the Acquired Fund’s portfolio securities under the Acquired Fund’s valuation procedures will not be materially different than the valuation of the portfolio securities under the Acquiring Fund’s valuation procedures.

INFORMATION ABOUT THE REORGANIZATION

The following is a summary of the material terms of the Plan, a copy of which is attached as Appendix A and is incorporated herein by reference.

Terms of the Plan

On the Closing Date, the Acquired Fund will transfer to the Acquiring Fund all of its assets in exchange solely for shares of the Acquiring Fund that are equal in value to the value of the net assets of the Acquired Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the Acquiring Fund’s valuation procedures, established by the Centaur Trust Board, and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund. On or before the Closing Date, the Acquired Fund will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date (including the current taxable year, assuming such year ends on the Closing Date), and all of its net capital gain (as defined in the Code) (after reduction for any capital loss carry forward), if any, that has accrued or been recognized, respectively, through the Closing Date for all applicable periods or years ending on or before the Closing Date, such that the Acquired Fund will not have any unpaid tax liability under the Code.

The Acquired Fund expects to distribute the shares of the Acquiring Fund pro rata to the shareholders of the Acquired Fund immediately after the transfer of assets. Upon distribution of such Acquiring Fund shares, all issued and outstanding shares of the Acquired Fund will be deemed canceled on the books of the Acquired Fund.

Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Plan, the obligations of the Acquired Fund and Acquiring Fund, respectively, are conditioned upon, among other things:

●	the absence of any rule, regulation, order or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Plan;

●	the receipt of all necessary approvals, consents, and authorizations under U.S. federal, state and local laws;

●	the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Plan; and

●	the effectiveness under applicable law of the Combined Proxy Statement and Prospectus and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto.

The Reorganization Agreement may be terminated by the TAP Board or the Centaur Trust Board at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Plan inadvisable.

U.S. Federal Income Tax Consequences

The following is a general summary of the certain U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the U.S. federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account.

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Acquired Fund and Acquiring Fund will receive a legal opinion from Blank Rome LLP, legal counsel to DCM, substantially to the effect that for U.S. federal income tax purposes:

1)	The transfer by the Acquired Fund of all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities, followed by a distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

2)	No gain or loss will be recognized by the Acquired Fund upon the transfer of all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution (whether actual or constructive) by the Acquired Fund of shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation, except that the Acquired Fund may be required to recognize gain or loss with respect to: (A) contracts described in Section 1256(b) of the Code; (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code; or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

3)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Acquired Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

4)	No gain or loss will be recognized by the shareholders of the Acquired Fund upon the distribution to them by the Acquired Fund of shares of the Acquiring Fund solely in exchange for their shares of the Acquired Fund as part of the Reorganization;

5)	The basis of the shares of the Acquiring Fund received by each shareholder of the Acquired Fund in the Reorganization will be the same as the basis of the shareholder’s shares in the Acquired Fund exchanged therefor;

6)	The basis of the assets of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized in paragraph (2) above;

7)	The holding period for the shares of the Acquiring Fund received by each shareholder of the Acquired Fund in the Reorganization will include the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset at the time of the exchange;

8)	The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period for which the assets of the Acquired Fund were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset and except for any asset with respect to which gain or loss is required to be recognized as described in paragraph (2) above); and

9)	The Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations.

Notwithstanding the foregoing, no opinion will be expressed as to (1) the tax consequences of the Reorganization on contracts, securities, or other assets on which gain or loss is recognized upon the transfer of such an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code, (2) the tax consequences of the Reorganization as a result of the closing of a taxable year (or termination thereof), or (3) any other federal, estate, gift, state, local, or foreign tax consequences that may result from the Reorganization. The opinion will be based on certain factual certifications made by the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. It is possible that the IRS could disagree with counsel’s opinion. Opinions of counsel are not binding upon the IRS or the courts. Neither the Acquired Fund nor the Acquiring Fund have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

Even if the Reorganization is a tax-free reorganization for U.S. federal income tax purposes, repositioning of the Acquired Fund’s portfolios may result in net realized capital gains, which may result in taxable distributions to shareholders of the Acquired Fund prior to or on the date of the Reorganization.

The Acquiring Fund’s ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Fund or the Acquired Fund may be limited under the loss limitation rules of Sections 382, 383 and 384 of the Code. First, under Section 384 of the Code, if the Acquiring Fund or the Acquired Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, that gain, to the extent realized within five years following the Reorganization, may not be offset by a carryforward of losses realized prior to the Reorganization (other than a carryforward of that Fund’s own pre-Reorganization losses) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund. Second, a portion of a Fund’s pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gains. Third, any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of stockholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, former stockholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred. Any effect of these rules would be determined based on the particular facts and circumstances at the time that the Reorganization takes place.

As of the end of its fiscal year ended September 30, 2022, the Acquired Fund had no capital loss carryforwards. As of the end of its fiscal year ended October 31, 2022, the Acquiring Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $6,777,773.

This description of certain U.S. federal income tax consequences of the Reorganization does not take into account shareholders’ particular facts and circumstances. Please consult your own tax advisor regarding the U.S. federal income tax consequences to you, if any, of the Reorganization, in light of your particular circumstances, as well as the effect of state, local, foreign and other tax laws.

Expenses of the Reorganization

The expenses solely and directly relating to the Reorganization will be paid by DCM. These expenses include, but are not limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution of the Combined Proxy Statement and Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. The expenses of the Reorganization are estimated to be approximately $193,000. DCM will pay the costs solely and directly relating to the Reorganization whether or not the Reorganization is consummated. Neither the Acquiring Fund nor the Acquired Fund will bear any of the costs of the Reorganization. Any costs related to the repositioning of the portfolios of the Acquired Fund or the Acquiring Fund will be paid by the Acquired Fund or the Acquiring Fund, as applicable.

Portfolio Transitioning

As discussed above, the Acquiring Fund and Acquired Fund have principal investment strategies that are similar in all material respects. As a result, DCM does not anticipate that it will need to sell the Acquired Fund’s holdings if the Reorganization is approved by shareholders. If any of the Acquired Fund’s holdings are sold prior to the Closing Date, the proceeds of such sales are expected to be invested in securities that DCM wishes for the Acquiring Fund to hold and in temporary investments, which will be delivered to the Acquiring Fund. Any such portfolio transitioning may generate capital gains, which may result in taxable distributions to shareholders of the Funds after the date of the Reorganization.

It is anticipated that up to $5 million in Acquiring Fund assets may be sold and/or rebalanced following the completion of the Reorganization to raise capital to add to positions and to address possible fund flows. This will be impacted by the Acquiring Fund’s actual holdings following the completion of the Reorganization, market conditions at the time, and liquidity considerations. Sales are not all expected to be made immediately and may be made over a number of days or weeks after the completion of the Reorganization. The portfolio transaction costs generated are expected to be under 0.05% of the Acquired Fund’s current net assets (or approximately $12,500). The transactions executed as a result of the Reorganization are not expected to require any capital gain distributions.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a “safe harbor” by which an investment adviser to a fund may receive “any amount or benefit” in connection with certain transactions that cause the assignment of the adviser’s contract with the fund, provided certain conditions are met. Although Centaur Trust and DCM do not believe Section 15(f) of the 1940 Act applies to the Reorganization, each has agreed to comply with Section 15(f) of the 1940 Act and to qualify for the “safe harbor” provided by Section 15(f) as if Section 15(f) applied, and consequently:

1. for a period of three years after the Closing Date, at least 75% of the Trustees of Centaur Trust (or any successor) will not be “interested persons” (as defined in the 1940 Act) of ZCM and DCM, and

2. for a period of two years after the Closing Date, no “unfair burden” will be imposed on the Acquiring Fund as a result of the Reorganization or any express or implied terms, conditions, or understandings applicable thereto.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

ADVISORY AGREEMENTS

Ziegler Capital Management, LLC

ZCM is located at 30 S. Wacker Drive, Suite 2800, Chicago, Illinois 60606. ZCM is an SEC-registered investment advisory firm founded in 1991. 1251 Asset Management Platform, LLC is a control person of ZCM. As of June 30, 2023, ZCM had assets under management and assets under advisement of approximately $7.5 billion. ZCM is responsible for the day-to-day management of the Acquired Fund in accordance with the Acquired Fund’s investment objective and policies. ZCM also furnishes the Acquired Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement. A discussion of the factors that the TAP Board considered in renewing the Acquired Fund’s advisory agreement with ZCM is contained in the Acquired Fund’s annual report for the fiscal year ended September 30, 2022.

In consideration of the advisory services to be provided by ZCM, ZCM is entitled to receive from the Acquired Fund an investment advisory fee computed daily and payable monthly, based on an annual rate equal to 0.60% of the Acquired Fund’s average daily net assets. Pursuant to a contractual fee waiver and reimbursement agreement, ZCM has contractually agreed to waive a portion or all of the management fees payable to it by the Acquired Fund and/or to pay Acquired Fund operating expenses to the extent necessary to limit the Acquired Fund’s total annual fund operating expenses to 0.70% of average daily net assets of the Institutional Class shares and 0.95% of the average daily net assets of the Investor Class shares (the “Expense Caps”). The Expense Caps will remain in effect through at least January 31, 2024 and may be terminated only by the TAP Board. ZCM may request recoupment of previously waived fees and paid expenses from the Acquired Fund for three years from the date they were waived or paid, provided that such recoupment does not cause the Acquired Fund’s expense ratio (after the recoupment is taken into account) to exceed the lower of (1) the Expense Caps in place at the time such amounts were waived or paid and (2) the Acquired Fund’s Expense Caps at the time of recoupment. Any such recoupment is also contingent upon the TAP Board’s subsequent review and ratification of the recouped amounts. Such recoupment may not be paid prior to the Acquired Fund’s payment of current ordinary operating expenses. For the Acquired Fund’s fiscal year ended September 30, 2022, ZCM earned fees in the amount of $242,384, before advisory fee waivers and/or expense reimbursements of $254,801. As a result of the contractual fee waiver and reimbursement agreement, Zeigler did not receive any management fees from the Acquired Fund for the fiscal year ended September 30, 2022.

USCA Asset Management LLC

USCA is located at 4444 Westheimer Road, Suite G500, Houston, Texas 77027. USCA is an SEC-registered investment advisory firm and a wholly-owned subsidiary of U.S. Capital Advisers, LLC (“U.S. Capital Advisers”) which was founded in 2003. As of June 30, 2023, U.S. Capital Advisers had assets under management of approximately $7.5 billion. USCA manages the investments of the Acquired Fund in accordance with the Acquired Fund’s investment objective, policies and limitations and any investment guidelines established by ZCM and the TAP Board. USCA is responsible, subject to the oversight of ZCM and the TAP Board, for the purchase, retention and sale of securities in the Acquired Fund’s investment portfolio. A discussion regarding the basis for the TAP Board’s approval of USCA’s investment sub-advisory agreement is available in the Acquired Fund’s annual report to shareholders for the fiscal year ended September 30, 2022. In consideration of the sub-advisory services provided by USCA, ZCM pays USCA a monthly management fee that is calculated at the annual rate of 0% of the Acquired Fund’s average daily net assets up to $31 million, plus 33% of 0.60% of average daily net assets over $31 million.

DCM Advisors, LLC

DCM is the investment adviser for the Acquiring Fund. DCM is located at 33 Whitehall Street, 11th Floor, New York, NY 10004. DCM, organized as a Delaware limited liability company, is controlled by Dinosaur Group Holdings, LLC. DCM and its affiliates have experience in managing investments for clients, including individuals, corporations, non-taxable entities, and other business and private accounts, since October 2002. As of June 30, 2023, DCM had assets under management of approximately $325.75 million. DCM has served as investment adviser to the Acquiring Fund since 2018. Subject to the authority of the Centaur Trust Board, DCM provides guidance and policy direction in connection with its daily management of the Acquiring Fund’s assets. DCM is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the trustees of Centaur Trust. A discussion regarding the basis for the Centaur Trust Board’s approval of DCM’s investment advisory agreement is available in the Acquiring Fund’s semi-annual report to shareholders for the fiscal period ended April 30, 2023.

For the investment advisory services provided to the Acquiring Fund, DCM receives monthly compensation based on the Acquiring Fund’s average daily net assets at the annual rate of 0.75%. DCM has entered into an Expense Limitation Agreement with the Acquiring Fund under which it has contractually agreed to reduce the amount of the investment advisory fees to be paid to DCM by the Acquiring Fund and assume other expenses of the Acquiring Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business, dividend expense on securities sold short, AFFEs, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 1.50% of the average daily net assets of the Acquiring Fund for the period ending October 31, 2024. The Acquiring Fund or DCM may terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90-days’ written notice as set forth in the Expense Limitation Agreement. For the Acquiring Fund’s fiscal year ended October 31, 2022, DCM earned fees in the amount of $207,249, before advisory fee waivers and/or expense reimbursements of $107,460 As a result of the Expense Limitation Agreement and voluntary fee waivers, the total investment advisory fee paid by the DCM/INNOVA Fund, as a percentage of average net assets, for the fiscal year ended October 31, 2022 was 0.36%.

DCM has entered into an amended expense limitation agreement with the Acquiring Fund to be effective upon the closing of the Reorganization (the “Post-Reorganization Expense Limitation Agreement”) under which it has contractually agreed to reduce the amount of the investment advisory fees to be paid to DCM by the Acquiring Fund and to assume other expenses of the Acquiring Fund, if necessary, in an amount that limits the Acquiring Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business, dividend expense on securities sold short, AFFEs, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 0.70% of the average daily net assets of the Acquiring Fund for the two-year period commencing on the closing date of the Reorganization. The Post-Reorganization Expense Limitation Agreement may not be terminated prior to the end of such two-year period without the approval of the Centaur Trust Board.

Portfolio Managers

Acquired Fund

The Acquired Fund is managed by Davis Rushing, Kelly Rushing, and Sean Hughes, CFA.

Davis Rushing has been a registered representative of USCA since 2016 and has served as a Managing Director of the USCA’s parent, U.S. Capital Advisers since 2015. In addition to his role as a registered representative of USCA, Mr. Rushing is also a registered representative of U.S. Capital Advisers affiliates, U.S. Capital Wealth Advisors, LLC, an SEC registered investment adviser, USCA Securities LLC, an SEC registered broker-dealer. In these capacities, Mr. Rushing provides investment advice on a discretionary and non-discretionary basis to clients, which advice includes covered call strategies similar to those employed by the Acquired Fund. Prior to joining USCA, Mr. Rushing worked in financial services for nine years, most recently as a Vice President - Wealth Management and Portfolio Manager at UBS, from 2011 to 2015, where he employed a strategy similar to that of the Acquired Fund.

Kelly Rushing has been a registered representative of USCA since 2016 and has served as a Managing Director of USCA’s parent, U.S. Capital Advisers since 2015. In addition to his role as a registered representative of USCA, Mr. Rushing is also a registered representative of U.S. Capital Advisers affiliates, U.S. Capital Wealth Advisors, LLC, an SEC registered investment adviser, USCA Securities LLC, an SEC registered broker-dealer. In these capacities, Mr. Rushing provides investment advice on a discretionary and non-discretionary basis to clients, which advice includes covered call strategies similar to those employed by the Acquired Fund. Prior to joining USCA, from 2006 to 2015, Mr. Rushing served as a portfolio manager in UBS’ “Portfolio Management Program,” where he employed a strategy similar to that of the Acquired Fund. Mr. Rushing’s experience with the strategy dates back to his days at the University of Texas where he authored a paper on the subject as part of his graduate work and began managing his first account (his own) utilizing the strategy in 1999.

Sean Hughes, CFA, is a Senior Portfolio Manager for the FAMCO Group at ZCM. Prior to joining the firm in May 2015, he was a Portfolio Manager for Fiduciary Asset Management (“FAMCO”) since 2010. He joined FAMCO in 2005 as a Research Analyst. Mr. Hughes received his M.B.A. from the Olin School of Business at Washington University in St. Louis. He is a graduate of the Tuck School of Business Bridge Program and holds a B.A. from Oberlin College. He is a CFA® charterholder and a member of CFA Institute, the St. Louis Society of Financial Analysts, and the National Association for Business Economics.

Acquiring Fund

The Acquiring Fund is co-managed by Dr. Vijay Chopra and Marc Rappaport, who are primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio.

Dr. Vijay Chopra has served as co-portfolio manager of the Acquiring Fund since December 24, 2021, and served as its sole portfolio manager from November 16, 2018 to December 23, 2021. Dr. Chopra is Head of Quantitative Strategies at DCM where he has worked since September 1, 2017. Prior to joining DCM, Dr. Chopra managed equity strategies at Lebenthal Asset Management, Roosevelt Investments, Mesirow Financial and Bear Stearns Asset Management. He received a degree in electrical engineering from the Indian Institute of Technology. He also received his MBA and PhD in Finance from Vanderbilt University. He has over 25 years’ experience in the investment advisory business.

Marc Rappaport has served as co-portfolio manager of Acquiring Fund since December 24, 2021. Mr. Rappaport is the Chief Executive Officer of DCM. Mr. Rappaport has been the Chief Executive Officer of DCM since May 2019. Mr. Rappaport has experience in and knowledge of the financial industry in his role as CEO of DCM and his prior work experience with Alpine Woods Capital Investors, Pioneer Investments, and Prudential Global Investment Management. Mr. Rappaport also serves as President of Centaur Trust.

After the Reorganization is consummated, the Acquiring Fund will initially be managed by Messrs. Chopra and Rappaport; however, as discussed above, it is anticipated that USCA will be engaged as the sub-adviser to the Acquiring Fund, and this engagement will be subject to, and effective upon, the approval the New USCA Sub-Advisory Agreement by the post-Reorganization shareholders of the Acquiring Fund. Upon such approval, it is anticipated that the Acquiring Fund will be managed by Davis Rushing and Kelly Rushing.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Information about the Acquiring Fund and Acquired Fund is included in each Fund’s (i) prospectus and statement of additional information, (ii) most recent annual and semi-annual report to shareholders, which are incorporated herein by reference. Please review this important information carefully.

Financial Highlights

The fiscal year end for the Acquired Fund is September 30.

The financial highlights of the Acquired Fund contained in Appendix B have been derived from financial statements audited by BBD, LLP, except for the information for the six months ended March 31, 2023, which is unaudited.

The fiscal year end for the Acquiring Fund is October 31.

The financial highlights of the Acquiring Fund contained in Appendix C have been derived from financial statements audited by BBD, LLP, except for the information for the six months ended April 30, 2023, which is unaudited.

Forms of Organization

The Acquiring Fund is a diversified series of Centaur Mutual Funds Trust, an open-end management investment company registered with the SEC that is organized as a Delaware statutory trust. The Acquiring Fund is overseen by a board of trustees consisting of two members, all of whom are not “interested persons” persons (as defined in the 1940 Act) of Centaur Trust. The Centaur Trust Board has established a Committee of Independent Trustees, the principal functions of which are: (i) to appoint, retain and oversee Centaur Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; (iv) to act as Centaur Trust’s proxy voting committee under Centaur Trust’s Proxy Voting and Disclosure Policy; and (v) to act as Centaur Trust’s qualified legal compliance committee. Under the Centaur Trust Instrument, the trustees shall not be responsible or liable in any event for any neglect or wrong doing of any officer, agent, employee, investment advisor, or principal underwriter of Centaur Trust, nor shall any trustee be responsible for the act or omission of any other trustee, and Centaur Trust out of its assets shall indemnify and hold harmless each and every trustee and officer of Centaur Trust from and against any and all claims arising out of or related to such trustee’s performance of his or her duties as a trustee other than those to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in of his or her office.

The Acquired Fund is a diversified series of TAP, an open-end management investment company registered with the SEC that is organized as a Delaware statutory trust. The Acquired Fund is overseen by a board, which consists of three members, two of whom are not “interested persons” persons (as defined in the 1940 Act) of TAP. The TAP Board has two standing committees: an Audit Committee, which also serves as a Qualified Legal Compliance Committee, and a Governance and Nominating Committee. The TAP Trust Instrument provides that no trustee of TAP will be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series, except for liability arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“Disabling Conduct”) and in addition, provides for indemnification by TAP of the Trustees against liability and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which the trustee may be involved as a party or otherwise by virtue of having been a trustee, except with respect to any matter as to which it has been determined that the trustee had acted with Disabling Conduct.

Other Service Providers

The Reorganization will affect other services currently provided to the Acquired Fund. The following table outlines certain service providers for the Acquired Fund and the comparable service providers for the Acquiring Fund.

Service Providers	Acquired Fund	Acquiring Fund
Investment Adviser	ZCM	DCM
Investment Sub-Adviser	USCA	None*
Legal Counsel	Morgan, Lewis & Bockius LLP	Kilpatrick Townsend & Stockton LLP
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.***	EisnerAmper, LLP**
Fund Administrator and Fund Accountant	U.S. Bancorp Fund Services, LLC	Ultimus Fund Solutions, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	Ultimus Fund Solutions, LLC
Principal Underwriter/Distributor	Quasar Distributors, LLC	Ultimus Fund Distributors, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association

*	The Acquiring Fund does not currently have an investment sub-adviser; however, it is anticipated that USCA, the current sub-adviser to the Acquired Fund, will serve as investment sub-adviser to the Acquiring Fund, subject to, and effective upon, the approval of the New USCA Sub-Advisory Agreement by the post-Reorganization shareholders of the Acquiring Fund.
**	In April 2023, the Centaur Trust Board appointed EisnerAmper, LLP as the independent registered public accountanting firm for the Acquiring Fund for the fiscal year ending October 31, 2023.
***	On March 13, 2023, BBD, LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Fund. The Audit Committee of the Board approved the replacement of BBD as a result of Cohen & Company, Ltd.'s acquisition of BBD's investment management group.

Security Ownership of Management and Principal Shareholders

Acquiring Fund

As of July 3, 2023, the trustees and officers of Centaur Trust and DCM, as a group, owned approximately 8.58% of the outstanding shares of the Acquiring Fund. As of July 3, 2023, to the Acquiring Fund’s knowledge, the shareholder(s) listed below owned of record more than 5% of the outstanding shares of the Acquiring Fund. Except as provided below, no person is known by the Acquiring Fund to be the beneficial owner of more than 5% of the outstanding shares of the Acquiring Fund as of July 3, 2023.

Name and Address of Beneficial Owner	Percentage Ownership
TD AMERITRADE INC PO BOX 2226 OMAHA, NE 68103-2226	6.05%
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	14.17%
J.P. MORGAN SECURITIES LLC/FBO 201-00128-27 4 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	6.81%
E TRADE SECURITIES LLC/677-86323-12 PO BOX 484 JERSEY CITY, NJ 07303-0484	11.41%

Acquired Fund

As of July 3, 2023, the trustees and officers of TAP and ZCM, as a group, owned less than 1% of the outstanding shares of the Acquired Fund. As of July 3, 2023, to the Acquired Fund’s knowledge, the shareholder(s) listed below owned of record more than 5% of the outstanding shares of the Acquired Fund. Except as provided below, no person is known by the Acquired Fund to be the beneficial owner of more than 5% of the outstanding shares of the Acquired Fund as of July 3, 2023.

Name and Address of Beneficial Owner	Percentage Ownership
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	60.49%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	33.87%

CAPITALIZATION

The following table shows on an unaudited basis the capitalization of the Acquiring Fund and the Acquired Fund as of July 24, 2023, and on a pro forma basis as of that date, giving effect to the Reorganization and the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

As of July 24, 2023

	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Acquiring Fund Pro Forma Combined After Reorganization
Net Assets
Institutional Class	$31,930,843.88	$7,877,135		$39,807,979
Investor Class[1]

Net Asset Value Per Share
Institutional Class	$11.02	$11.23		$11.23
Investor Class[1]

Shares Outstanding
Institutional Class	2,898,585.692	701,358	(55,155)	3,544,789
Investor Class[1]

[1]	The Acquired Fund has registered but does not currently offer Investor Class shares.

OTHER BUSINESS

The TAP Board does not intend to present any other business at the Special Meeting with respect to the Acquired Fund. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their discretion.

SHAREHOLDER COMMUNICATIONS WITH THE TAP BOARD

Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in TAP’s Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the proxy materials must be received by TAP within a reasonable time before the solicitation is made. The fact that TAP receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to the Acquired Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

VOTING INFORMATION

General

Who is asking for my vote?

The TAP Board is soliciting your vote for a special meeting of the Acquired Fund’s shareholders.

Vote Required

Approval of the Plan will require the affirmative vote of the lesser of: (a) 67% or more of the Acquired Fund’s shares present at the Meeting, if more than 50% of the Acquired Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Acquired Fund’s outstanding shares.

How is my proxy being solicited?

The Acquired Fund has not retained a firm to provide proxy soliciting services. EQ Fund Solutions has been engaged to assist in the distribution of proxy materials and the tabulation of proxies for the Special Meeting. For its services, EQ Fund Solutions will receive a total fee of approximately $4,000, which will be paid by DCM. Should you require additional information regarding the Special Meeting, you may call EQ Fund Solutions (toll-free) at (877) 361-7966. In addition to solicitation by mail, certain officers and representatives of the Acquired Fund, officers and employees of USCA or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The TAP Board has named Russell Simon, Scott Resnick and Eric McCormick, or one or more substitutes designated by them, as proxies who are authorized to vote Acquired Fund shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke their proxy at any time prior to its use by filing with the Acquired Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submit your executed proxy card but do not vote on the proposal, your proxies will vote on the proposal as recommended by the TAP Board. If any other matter is properly presented at the Special Meeting, the persons named in the enclosed proxy card will vote your shares in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Combined Proxy Statement and Prospectus was printed, the TAP Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposal discussed in this Combined Proxy Statement and Prospectus.

Quorum and Tabulation

Each shareholder of the Acquired Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. The presence of one-third of the outstanding shares of the Acquired Fund entitled to vote on the Record Date, in person or represented by proxy, constitutes a quorum of the Acquired Fund’s shareholders.

Adjournments

If a quorum is not present at the Special Meeting, if there are insufficient votes to approve any proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of the Acquired Fund and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. As such, all proxies voted, including abstentions, will be counted toward establishing a quorum. Broker-dealer firms holding shares of the Acquired Fund in “street name” for the benefit of their customers and clients will request instructions of such clients on how to vote their shares before the Special Meeting. Under the rules of the New York Stock Exchange, broker-dealer firms may, for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the TAP Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is not a “routine” matter under the rules of the New York Stock Exchange. If you do not give instructions to your broker, your broker will not be able to vote your shares with respect to this proposal. We urge you to provide instructions to your broker or nominee so that your votes may be counted. Abstentions will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the proposal. However, because the proposal is considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against the proposal.

Can shareholders submit proposals for a future shareholder meeting?

The Acquired Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Why did my household only receive one copy of this Combined Proxy Statement and Prospectus?

Only one copy of this Combined Proxy Statement and Prospectus may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the applicable Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Combined Proxy Statement and Prospectus, please contact EQ Fund Solutions (toll-free) at (877) 361-7966.

In order to help achieve the presence of a quorum at the Special Meeting, prompt execution and return of the enclosed proxy card is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your proxy card.

APPENDIX A

The Form of Agreement and Plan of Reorganization has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Acquired Fund or the Acquiring Fund. In addition, the Agreement and Plan of Reorganization may be revised from that shown here prior to its execution, and may be amended after its execution.

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of [●], 2023 by and between Trust for Advised Portfolios, a Delaware statutory trust (“TAP”), on behalf of its series, the Ziegler FAMCO Hedged Equity Fund (the “Acquired Fund”), and Centaur Mutual Funds Trust, a Delaware statutory trust (“Centaur Trust”), on behalf of its series, DCM/INNOVA High Equity Income Innovation Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”). DCM Advisors, LLC, a limited liability company organized under the laws of the State of Delaware (“DCM”), joins this Agreement solely for purposes of paragraphs 4.4, 5.11, 7.5 and 8.2; Ziegler Capital Management, LLC, a Delaware limited liability company (“ZCM”), joins this Agreement solely for purposes of paragraphs 3.2, 4.3, 7.6 and 8.2; and USCA Asset Management LLC, a Texas limited liability company (“USCA”), joins this Agreement solely for purposes of paragraphs 4.5, 7.7 and 8.2.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution, upon the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

The Board of Trustees of TAP has determined, with respect to the Acquired Fund, that (1) participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization.

The Board of Trustees of Centaur Trust has determined, with respect to the Acquiring Fund, that (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1. The Reorganization. Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.3), TAP shall assign, deliver and otherwise transfer all of the Assets (as defined in paragraph 1.2) of the Acquired Fund to Centaur Trust on behalf of the Acquiring Fund. In consideration of the foregoing, at the Effective Time, Centaur Trust shall, on behalf of the Acquiring Fund, deliver to TAP, on behalf of the Acquired Fund, full and fractional Acquiring Fund Shares, and Centaur Trust shall assume all of the Liabilities (as defined in paragraph 1.3) of the Acquired Fund on behalf of the Acquiring Fund. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in Article II. The Reorganization is not expected to have any adverse federal tax consequences to the Acquired Fund or its shareholders.

1.2. Assets of the Acquired Fund. The assets of the Acquired Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, all rights of the Acquired Fund, any known or unknown class action claims outstanding as of the Effective Time that become payable after the Effective Time, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time, books and records and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”). Notwithstanding the foregoing, copies of the applicable books and records may be retained as required by applicable law or as necessary for the Acquired Fund or TAP on behalf of the Acquired Fund to prepare and file Tax Returns pursuant to paragraph 5.14 of this Agreement.

1.3. Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge its known liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Acquired Fund’s normal investment operations that are incurred in the ordinary course of business consistent with past practice. The Acquiring Fund shall assume all liabilities, obligations and debts of the Acquired Fund, whether known or unknown, absolute or contingent, accrued or unaccrued, existing at the Effective Time (collectively, the “Liabilities”).

1.4. Distribution of Acquiring Fund Shares. At the Closing (as defined below) (or as soon thereafter as is reasonably practicable), TAP, on behalf of the Acquired Fund, will distribute the Acquiring Fund Shares received from Centaur Trust pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Holders of Institutional Class shares of the Acquired Fund will receive shares of the Acquiring Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time. All issued and outstanding Acquired Fund Shares will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares by the Acquired Fund Shareholders will be shown on the books of the Acquiring Fund’s transfer agent.

1.6. Filing Responsibilities of Acquired Fund. Except as otherwise expressly provided herein, any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7. Termination of Acquired Fund. The Acquired Fund will have its affairs wound up and be terminated as a separate series of TAP in accordance with applicable law as soon as practicable following the Closing and the making of the distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1. Exchange of Shares. On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Acquiring Fund Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund transferred to the Acquiring Fund on that date less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund on that date as determined as hereafter provided in this Article II.

2.2. Valuation.

(a)	The net asset value of the Acquiring Fund Shares to be delivered to the Acquired Fund, the value of the Assets of the Acquired Fund and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund will be determined as of the Effective Time.

(b)	The net asset value of the Acquiring Fund Shares and the value of the assets and liabilities of the Acquired Fund will be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to the valuation procedures adopted by Centaur Trust in determining the market value of the Acquiring Fund’s assets and liabilities.

(c)	No adjustment will be made in the net asset value of either Acquired Fund or Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(d)	The Acquiring Fund will issue the Acquiring Fund Shares, registered in the name of the Acquired Fund, to the Acquired Fund. The Acquired Fund will deliver to each shareholder of the Acquired Fund (i) a number of full and fractional Acquiring Fund Shares having an aggregate net asset value equal to the value of such shareholder’s account of the Acquired Fund transferred to the Acquiring Fund on that date less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund on that date as determined in accordance with this Article II.

(e)	The Acquiring Fund will assume all Liabilities of Acquired Fund, whether accrued or contingent, in connection with the acquisition of Assets and subsequent dissolution of Acquired Fund or otherwise.

2.3. Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the Closing Date (as defined in paragraph 3.1) or such other date and time as may be mutually agreed upon in writing by the parties hereto (the “Effective Time”).

ARTICLE III

CLOSING

3.1. Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the offices of Centaur Trust on or about November 3, 2023, or by facsimile, email or other communication, at such other place and/or on such other date as to which the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time, provided that TAP, on behalf of the Acquired Fund, may unilaterally delay the Closing Date upon prior written notice to Centaur Trust, to allow enough time for sufficient votes of the Acquired Fund’s shareholders to be obtained to proceed.

3.2. Transfer and Delivery of Assets. TAP shall direct U.S. Bank National Association (“US Bank”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer of US Bank stating that (i) the Assets were delivered in proper form to the Acquiring Fund or its custodian at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision (as reasonably estimated) for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument, if any, shall be presented by US Bank, as custodian for the Acquired Fund, to those persons at US Bank, which serves as the custodian for the Acquiring Fund, who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. Such presentation, if applicable, shall be made for examination no later than five (5) business days preceding the Effective Time, and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. US Bank shall deliver to those persons at US Bank who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Effective Time by book entry, in accordance with the customary practices of US Bank and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), in which the Assets are deposited, the Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered to US Bank or as instructed by Centaur Trust by wire transfer of federal funds at the Effective Time. To the extent that any Assets of the Acquired Fund, for any reason, are not transferable to the Acquiring Fund on the Closing Date, the Acquired Fund shall cause such Assets to be transferred to the Acquiring Fund’s account with US Bank at the earliest practicable date thereafter. ZCM and the Acquired Fund shall use their best efforts to deliver to the Acquiring Fund all dividends, interest, proceeds from any class action claims, other payments or any other form of distribution made on or after the Closing Date to the Acquired Fund that have not been delivered by the Acquired Fund to the Acquiring Fund.

3.3. Share Records. TAP shall direct U.S. Bancorp Fund Services, LLC (“USB Fund Services”), in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver to Centaur Trust and Ultimus Fund Solutions, LLC (“Ultimus”), in its capacity as transfer agent for the Acquiring Fund at the Closing a certificate of an authorized officer of USB Fund Services stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. An officer of the Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence reasonably satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4. Postponement of Effective Time. In the event that, at the Effective Time, (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of TAP or the Board of Trustees of Centaur Trust, accurate appraisal of the value of the assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1. Representations and Warranties of TAP. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of TAP, TAP, on behalf of the Acquired Fund, represents and warrants to Centaur Trust, on behalf of the Acquiring Fund, as follows:

(a) The Acquired Fund is a duly established series of TAP, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under TAP’s Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b) TAP is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by TAP, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d) The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) At the Effective Time, TAP, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Centaur Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act; provided, however, that certain Assets may be pledged, segregated or earmarked against the Acquired Fund’s investment contracts, including options, futures, forward contracts and other similar instruments, in accordance with the terms of such contracts or applicable interpretations of the Commission staff.

(f) TAP, on behalf of the Acquired Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Delaware law or of its Declaration of Trust and By-Laws, or a material breach of any agreement, indenture, instrument, contract, lease or other undertaking to which TAP, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which TAP, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to TAP’s knowledge, threatened against the Acquired Fund or any of its properties or assets that would reasonably be expected to materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. TAP, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings. TAP, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is expected to so affect, the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

(i) The financial statements, including the notes thereto, the Financial Highlights and the Schedule of Investments, of the Acquired Fund at September 30, 2022 have been audited by BBD, LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j) The Acquired Fund is not under the jurisdiction of a court in Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(k) Since September 30, 2022, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(l)(1)	For each taxable year of the Acquired Fund’s operation (and in the case of a taxable year that includes the Closing Date, the portion of such taxable year ending with the Closing Date), the Acquired Fund met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company (as such term is defined in Section 851(a) of the Code) and has elected to be treated as such and was eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of the Acquired Fund ending on or before the Closing Date, the Acquired Fund has (or will have) distributed substantially all of its investment company taxable income and net capital gain (in each case, as defined in the Code) with respect to such taxable year that would be required to be distributed to avoid the imposition of any material income or excise tax under Sections 851 or 4982 of the Code.

(2)	At the Effective Time, all applicable income and other material federal, state, local and other Tax Returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such time (including any extensions) shall have been filed and are or will be correct and complete in all material respects, and all material federal, state, local and other taxes (whether or not shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and to the best of the knowledge of the Acquired Fund, no such return is currently under audit and no material assessment has been asserted with respect to such returns that has not since been paid or otherwise settled.

(3)	Notwithstanding anything in this Agreement to the contrary: the term “Tax Return” means any return, declaration, report, claim for refund, or information return or statement filed with any governmental or regulatory body relating to taxes, including any form, schedule or attachment thereto and any amendment or supplement thereof.

(m) All Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by TAP and have been offered and sold in compliance with applicable registration requirements of the 1933 Act and state securities laws of each state in which they have been offered and sold. All Acquired Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Board of Trustees of TAP, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of TAP, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby, is or will be accurate and complete in all material respects and is or will comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) The Proxy Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, from the date of the Proxy Statement through the date of the meeting of the shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) complies in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund or DCM for use therein.

(q) With respect to the initial two-year term and for each year thereafter, the Acquired Fund’s investment advisory agreement with ZCM and the investment sub-advisory agreement with USCA have been properly approved pursuant to Section 15(c) of the 1940 Act.

(r) The Acquired Fund’s investment operations, from inception to the date hereof, have been in compliance in all material respects with the investment policies and investment restrictions set forth in the prospectus and statement of additional information of the Acquired Fund, as in effect from time to time, except as disclosed in writing to Centaur Trust.

4.2. Representations and Warranties of Centaur Trust. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of Centaur Trust, Centaur Trust, on behalf of the Acquiring Fund, represents and warrants to TAP, on behalf of the Acquired Fund, as follows:

(a) The Acquiring Fund is a duly established series of Centaur Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under Centaur Trust’s Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as described in the Proxy Statement.

(b) Centaur Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Centaur Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(d) The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) At the Effective Time, Centaur Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances; provided, however, that certain of the Acquiring Fund’s assets may be pledged, segregated or earmarked against the Acquiring Fund’s investment contracts, including options, futures, forward contracts and other similar instruments, in accordance with the terms of such contracts or applicable interpretations of the Commission staff.

(f) Centaur Trust, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Delaware law or of its Declaration of Trust and By-Laws or a material breach of any agreement, indenture, instrument, contract, lease or other undertaking to which Centaur Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Centaur Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(g) [Intentionally left blank]

(h) Other than the Commission’s currently pending examination of Centaur Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Centaur Trust’s knowledge, threatened against the Acquiring Fund, Centaur Trust or any of its properties or assets that would reasonably be expected to materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Centaur Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings (other than the Commission’s currently pending examination of Centaur Trust) and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is expected to so affect, the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(i) The financial statements, including the notes thereto, the Financial Highlights and the Schedule of Investments, of the Acquiring Fund at October 31, 2022, have been audited by BBD, LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j) Since October 31, 2022, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(k) The Acquiring Fund is not under the jurisdiction of a court in Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Board of Trustees of Centaur Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of Centaur Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Acquiring Fund’s authorized capitalization as set forth in its prospectus and statement of additional information at the Effective Time and the Acquiring Fund Shares will conform in all material respects to the description thereof contained in such prospectus and statement of additional information. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by Centaur Trust, and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(n) The information furnished by the Acquiring Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(o) The Proxy Statement (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the date of the Proxy Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) complies in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund, ZCM or USCA for use therein.

(p)(1)	For each taxable year of the Acquiring Fund’s operation (and in the case of a taxable year that includes the Closing Date, the portion of such taxable year ending with the Closing Date), the Acquiring Fund met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company (as such term is defined in Section 851(a) of the Code) and has elected to be treated as such and was eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of the Acquiring Fund ending on or before the Closing Date, the Acquiring Fund has (or will have) distributed substantially all of its investment company taxable income and net capital gain (in each case, as defined in the Code) with respect to such taxable year that would be required to be distributed to avoid the imposition of any material income or excise tax under Sections 851 or 4982 of the Code.

(2)	At the Effective Time, all applicable income and other material federal, state, local and other Tax Returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such time (including any extensions) shall have been filed and are or will be correct and complete in all material respects, and all material federal, state, local and other taxes (whether or not shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and to the best of the knowledge of the Acquiring Fund, no such return is currently under audit and no material assessment has been asserted with respect to such returns that has not since been paid or otherwise settled.

(q) With respect to the initial two-year term and for each year thereafter, the Acquiring Fund’s investment advisory agreement with DCM has been properly approved pursuant to Section 15(c) of the 1940 Act.

(r) The Acquiring Fund’s investment operations, from inception to the date hereof, have been in compliance in all material respects with the investment policies and investment restrictions set forth in the prospectus and statement of additional information of the Acquiring Fund, as in effect from time to time, except as disclosed in writing to TAP.

4.3. Representations and Warranties of ZCM. ZCM, on behalf of itself, represents and warrants the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a) ZCM is a limited liability company duly formed and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. ZCM has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b) The execution, delivery and performance of this Agreement have been duly authorized by the appropriate governing body of ZCM and by all other necessary corporate action on the part of ZCM, and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of ZCM enforceable against ZCM in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c) As of each of the effective date of the registration statement on Form N-14 of the Acquiring Fund, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Proxy Statement (as defined in paragraph 5.6) and registration statement of the Acquiring Fund, including the documents contained or incorporated therein by reference, insofar as they relate to ZCM, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(d) The due diligence materials made available by TAP or ZCM are true and correct in all material respects and contain no material misstatements or omissions as of the date hereof.

4.4. Representations and Warranties of DCM. DCM, on behalf of itself, represents and warrants the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a) DCM is a limited liability company duly formed and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. DCM has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b) The execution, delivery and performance of this Agreement have been duly authorized by the appropriate governing body of DCM and by all other necessary limited liability company action on the part of DCM, and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of DCM enforceable against DCM in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c) As of each of the effective date of the registration statement on Form N-14 of the Acquiring Fund, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Proxy Statement (as defined in paragraph 5.6) and registration statement of the Acquiring Fund, including the documents contained or incorporated therein by reference, insofar as they relate to DCM, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(d) The due diligence materials made available by DCM, other than the USCA due diligence materials, are true and correct in all material respects and contain no material misstatements or omissions, as of the date hereof.

4.5. Representations and Warranties of USCA. USCA, on behalf of itself, represents and warrants the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a) USCA is a corporation duly formed and validly existing under the laws of the State of Texas and has power to own all of its properties and assets and to carry out its obligations under this Agreement. USCA has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b) The execution, delivery and performance of this Agreement have been duly authorized by the appropriate governing body of USCA and by all other necessary limited liability company action on the part of USCA, and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of USCA enforceable against USCA in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c) As of each of the effective date of the registration statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Proxy Statement (as defined in paragraph 5.6), including the documents contained or incorporated therein by reference, insofar as it relates to USCA, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(d) The due diligence materials made available by USCA are true and correct in all material respects and contain no material misstatements or omissions with respect to the operations of USCA and its proposed services to the Acquiring Fund as of the date hereof.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1. Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Acquired Fund will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Acquiring Fund shall not materially change its investment objectives, strategies, or policies prior to the Closing.

5.2. Meeting of Shareholders. TAP will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5. Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. Proxy Statement. The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund reasonably necessary for the preparation of a proxy statement/prospectus (the “Proxy Statement”) to be included in a registration statement on Form N-14 of the Acquiring Fund, in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

5.7. Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to Acquired Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8. Best Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9. Other Instruments. TAP, on behalf of the Acquired Fund, and Centaur Trust, on behalf of the Acquiring Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) TAP’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) Centaur Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets. Each of TAP and Centaur Trust agrees to take actions and otherwise to carry out the intent and purpose of this Agreement.

5.10. Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.11. Compliance with Section 15(f) of the 1940 Act. (a) Centaur Trust agrees that for a period of three (3) years after the Closing Date, Centaur Trust will maintain the composition of its Board of Trustees so that at least 75% of the board members of Centaur Trust (or any successor) are not “interested persons” (as defined in the 1940 Act) of DCM or ZCM; and (b) DCM agrees that for a period of two (2) years after the Closing Date, neither DCM nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund (or any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

5.12. Reorganization. The Acquired Fund and the Acquiring Fund agree to treat the Reorganization as a “reorganization” under Section 368(a)(1) of the Code and will file all Tax Returns consistent with such treatment. Neither the Acquired Fund nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any Tax Return or the defense of any dispute, audit, investigation, proceeding or claim concerning taxes) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization under Section 368(a)(1) of the Code, except as required by applicable law.

5.13. Continued Insurance Coverage. TAP shall provide, for so long as TAP continues to renew the existing insurance policy that provide coverage for the Acquired Fund, but not for more than five years from the Closing Date, continued coverage for the Acquired Fund and TAP’s trustees and officers relating to actions taken in their capacity as such for the Acquired Fund on or prior to the Closing Date on substantially the same terms as TAP’s existing insurance policy that provides coverage for the Acquired Fund.

5.14. Tax Filings. The Acquired Fund (or TAP on behalf of the Acquired Fund) shall prepare, or cause its agents to prepare, any federal, state or local Tax Returns, including any IRS Forms 1099, required to be filed by the Acquired Fund with respect to taxable years ending on or prior to the Closing Date and further shall cause such Tax Returns to be duly filed with the appropriate taxing authorities. The Acquiring Fund (or DCM on behalf of the Acquiring Fund) shall prepare, or cause its agents to prepare, any federal, state or local Tax Returns required to be filed by the Acquiring Fund with respect to taxable years ending after the Closing and further shall cause such Tax Returns to be duly filed with the appropriate taxing authorities. The Acquiring Fund and the Acquired Fund will comply with the record keeping and information filing requirements of Treasury Regulation Section 1.368-3.

5.15 Qualification as a “Regulated Investment Company.” The Acquiring Fund (a) intends to qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (b) intends to be eligible to compute its U.S. federal income tax under section 852 of the Code for the taxable year that includes the Closing Date, and (c) will be treated as a separate corporation for federal income tax purposes for the taxable year that includes the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT

6.1. Conditions Precedent to Obligations of Acquired Fund. The obligations of TAP, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at TAP’s election, to the following conditions:

(a) All representations and warranties of Centaur Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) Centaur Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to TAP, and dated as of the Effective Time, to the effect that the representations and warranties of Centaur Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as TAP shall reasonably request.

(c) On or before the Closing Date, the Acquired Fund shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date (including the current taxable year, assuming such year ends on the Closing Date), and all of its net capital gain (as defined in the Code) (after reduction for any capital loss carry forward), if any, that has accrued or been recognized, respectively, through the Closing Date for all applicable periods or years ending on or before the Closing Date, such that the Acquired Fund will not have any unpaid tax liability under the Code.

(d) For each applicable year or period of its operation ending prior to the Closing Date, the Acquiring Fund will have distributed substantially all of (i) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and (iii) any net capital gain (as defined in the Code) (after reduction for any capital loss carry forward), such that the Acquiring Fund will not have any unpaid tax liability under the Code for any such year or period.

(e) Centaur Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Centaur Trust, on behalf of the Acquiring Fund, on or before the Effective Time.

(f) The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Article II hereof.

(g) TAP shall have received on the Closing Date the opinion of Kilpatrick Townsend & Stockton LLP, counsel to Centaur Trust, with such assumptions, qualifications and limitations as shall be in the reasonable opinion of such firm appropriate to render the opinions expressed therein, dated as of the Closing Date, covering the following points:

(1) Centaur Trust has been duly organized and is validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company;

(2) Centaur Trust has the power and authority under its Declaration of Trust, its Bylaws and Delaware Statutory Trust Act, Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801 et seq., as amended from time to time (the “Delaware Statutory Trust Act”) to execute and deliver the Agreement and to consummate the transactions contemplated thereby;

(3) The Agreement has been duly authorized by Centaur Trust, on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by TAP, is a valid and binding obligation of Centaur Trust on behalf of the Acquiring Fund enforceable against Centaur Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(4) The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and will be fully paid and non-assessable by Centaur Trust and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(5) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of Centaur Trust’s Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which Centaur Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Centaur Trust is a party or by which it is bound;

(6) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by Centaur Trust in order to consummate the transactions contemplated herein, except for such as may be required under state securities or blue sky laws (as to which counsel expresses no opinion) or those consents, approvals, authorizations, or orders already obtained;

(7) Centaur Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(8) To the knowledge of such counsel there are no legal or governmental proceedings pending to which Centaur Trust is a party that are required to be disclosed in the Proxy Statement that are not so disclosed therein.

6.2. Conditions Precedent to Obligations of Acquiring Fund. The obligations of Centaur Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at Centaur Trust’s election, to the following conditions:

(a) All representations and warranties of TAP, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) TAP shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP and certified by the Treasurer of TAP.

(c) TAP, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Centaur Trust and dated as of the Effective Time, to the effect that the representations and warranties of TAP, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Centaur Trust shall reasonably request.

(d) TAP, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by TAP, on behalf of the Acquired Fund, on or before the Effective Time.

(e) The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance Article II hereof.

(f) Centaur Trust shall have received on the Closing Date the opinion of Morgan, Lewis & Bockius LLP, counsel to TAP, with such assumptions, qualifications and limitations as shall be in the reasonable opinion of such firm appropriate to render the opinions expressed therein, covering the following points:

(1) TAP has been duly organized and is validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of the Acquired Fund’s properties and assets and to carry on its business, including that of the Acquired Fund, as a registered investment company;

(2) TAP has the power and authority under its Declaration of Trust, its Bylaws and the Delaware Statutory Trust Act to execute and deliver the Agreement and to consummate the transactions contemplated thereby;

(3) The Agreement has been duly authorized by TAP, on behalf of the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by Centaur Trust, is a valid and binding obligation of TAP on behalf of the Acquired Fund enforceable against TAP in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(4) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of TAP’s Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which TAP is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which TAP is a party or by which it is bound;

(5) To the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by TAP in order to consummate the transactions contemplated herein, except for such as may be required under state securities or blue sky laws (as to which counsel expresses no opinion) or those consents, approvals, authorizations, or orders already obtained;

(6) TAP is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquired Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(7) To the knowledge of such counsel there are no legal or governmental proceedings pending to which TAP is a party that are required to be disclosed in the Proxy Statement that are not so disclosed therein.

6.3. Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, TAP, on behalf of the Acquired Fund, or Centaur Trust, on behalf of the Acquiring Fund, shall, at its option, not be required to complete the transactions contemplated by this Agreement.

(a) The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with the provisions of TAP’s Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act and the regulations thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, TAP and Centaur Trust, on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 6.3(a).

(b) At the Effective Time, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the Reorganization contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be pending or, to the knowledge of TAP or Centaur Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c) All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by TAP and Centaur Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(d) The Proxy Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(e) TAP and Centaur Trust shall have received a favorable opinion of Blank Rome LLP, satisfactory to each of them, as to federal income tax matters substantially to the effect that, based on the facts and representations stated therein, and subject to the assumptions, exceptions, limitations, and qualifications stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1) The transfer by the Acquired Fund of all of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the Liabilities of the Acquired Fund, followed by the distribution of such Acquiring Fund Shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund, will constitute a reorganization under Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(2) No gain or loss will be recognized by the Acquired Fund upon the transfer of all of the Acquired Fund’s Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities, or upon the distribution (whether actual or constructive) by the Acquired Fund of such Acquiring Fund Shares to the Acquired Fund Shareholders in liquidation, except that the Acquired Fund may be required to recognize gain or loss with respect to: (A) contracts described in Section 1256(b) of the Code; (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code; or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(3) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the Acquired Fund’s Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities.

(4) No gain or loss will be recognized by the Acquired Fund Shareholders upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares solely in exchange for their Acquired Fund Shares as part of the Reorganization.

(5) The basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will be the same as the basis of the shareholder’s Acquired Fund Shares exchanged therefor.

(6) The basis of the Acquired Fund’s Assets received by the Acquiring Fund in the Reorganization will be the same as the basis of the Acquired Fund’s Assets in the hands of the Acquired Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized in paragraph (2) above.

(7) The holding period for the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will include the period for which the shareholder held the Acquired Fund Shares exchanged therefor, provided that the shareholder held such Acquired Fund Shares as a capital asset at the time of the exchange.

(8) The holding period of the Acquired Fund’s Assets in the hands of the Acquiring Fund will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an Asset and except for any Asset with respect to which gain or loss is required to be recognized as described in paragraph (2) above).

(9) The Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations.

Notwithstanding the foregoing, no opinion will be expressed as to (1) the tax consequences of the Reorganization on contracts, securities, or other assets on which gain or loss is recognized upon the transfer of such an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code, (2) the tax consequences of the Reorganization as a result of the closing of a taxable year (or termination thereof), or (3) any other federal, estate, gift, state, local, or foreign tax consequences that may result from the Reorganization. The delivery of such opinion is conditioned upon receipt by Blank Rome LLP of representations requested of TAP and Centaur Trust on behalf of the Acquired Fund and the Acquiring Fund, respectively. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(e).

(f) US Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(g) The Transfer Agent shall have delivered to Centaur Trust and Ultimus a certificate of its authorized officer as set forth in paragraph 3.3.

(h) The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

(i) Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

ARTICLE VII

INDEMNIFICATION

7.1. Indemnification by Centaur Trust. Centaur Trust, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless each of TAP, the Acquired Fund, DCM, ZCM, and USCA, including the trustees, officers, employees and agents thereof (each a “Centaur Indemnitee”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which a Centaur Indemnitee may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of such Centaur Indemnitee.

7.2. Indemnification by TAP. TAP, solely out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless each of Centaur Trust, the Acquiring Fund, DCM, ZCM, and USCA, including the trustees, officers, employees and agents thereof (each a “TAP Indemnitee”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which a TAP Indemnitee may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of such TAP Indemnitee.

7.3. Liability of TAP. Centaur Trust understands and agrees that the obligations of TAP on behalf of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of TAP on behalf of TAP personally, but shall bind only TAP on behalf of the Acquired Fund and the Acquired Fund’s property. Moreover, no series of TAP other than the Acquired Fund shall be responsible for the obligations of TAP hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. Centaur Trust represents that it is on notice of the provisions of the Declaration of Trust of TAP disclaiming shareholder and trustee liability for acts or obligations of the Acquired Fund.

7.4. Liability of Centaur Trust. TAP understands and agrees that the obligations of Centaur Trust on behalf of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of Centaur Trust on behalf of Centaur Trust personally, but shall bind only Centaur Trust on behalf of the Acquiring Fund and the Acquiring Fund’s property. Moreover, no series of Centaur Trust other than the Acquiring Fund shall be responsible for the obligations of Centaur Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. TAP represents that it is on notice of the provisions of the Declaration of Trust of Centaur Trust disclaiming shareholder and trustee liability for acts or obligations of the Acquiring Fund.

7.5. Indemnification by DCM. DCM agrees to indemnify and hold harmless each of Centaur Trust, the Acquiring Fund, TAP, the Acquired Fund, ZCM, and USCA, including the trustees, officers, employees and agents thereof (each a “DCM Indemnitee”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which a DCM Indemnitee may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by DCM of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of such DCM Indemnitee.

7.6. Indemnification by ZCM. ZCM agrees to indemnify and hold harmless each of Centaur Trust, the Acquiring Fund, TAP, the Acquired Fund, DCM, and USCA, including the trustees, officers, employees and agents thereof (each a “ZCM Indemnitee”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which a ZCM Indemnitee may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by ZCM of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of such ZCM Indemnitee.

7.7. Indemnification by USCA. USCA agrees to indemnify and hold harmless each of Centaur Trust, the Acquiring Fund, TAP, the Acquired Fund, DCM, and ZCM, including the trustees, officers, employees and agents thereof (each a “USCA Indemnitee”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which a USCA Indemnitee may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by USCA of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of such USCA Indemnitee.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1. No Broker or Finder Fees. TAP and Centaur Trust, on behalf of the Acquired Fund and the Acquiring Fund, respectively, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2. Expenses of Reorganization. DCM shall bear the following costs incurred with respect to the Reorganization: (1) costs of preparing requisite supplements for the prospectus or SAI of the Acquired Fund in relation to the Reorganization; (2) the following specific costs related to obtaining the approval of the Acquired Fund’s shareholders in relation to Reorganization, including: (i) preparation and filing of the proxy statement/prospectus on Form N-14 (legal, auditor and filing fees); and (ii) distribution (mailing) of the proxy statement/prospectus and costs of proxy solicitation and tabulation services; (3) costs to prepare and execute closing documents in relation to the Reorganization, inclusive of required legal and tax opinions; and (4) other costs as may be required in connection with the Reorganization (including, without limitation, in connection with holding meetings of the Boards of Trustees of the Centaur Trust and TAP and of the shareholders of the Acquired Fund, and the preparation and review of materials in connection therewith, and any transfer agent, sub-transfer agent or custodial expenses). Notwithstanding any of the foregoing, (i) expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund as a “regulated investment company” within the meaning of Section 851 of the Code or the disqualification of the Reorganization as a tax-free reorganization under Section 368(a)(1) of the Code, and (ii) it is intended that DCM will pay or assume only those expenses that are solely and directly related to the Reorganization in accordance with the guidelines established in Revenue Ruling 73-54, 1973-1 C.B. 187.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1. Amendments. This Agreement may be amended, modified or supplemented in such mutually agreeable manner as may be deemed necessary or advisable by the authorized officers of TAP or Centaur Trust, on behalf of either the Acquired Fund or the Acquiring Fund, respectively; provided, however, that following the approval of this Agreement by the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.2. Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of TAP or the Board of Trustees of Centaur Trust, on behalf of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to TAP:

Trust for Advised Portfolios

c/o U.S. Bank Global Fund Services

777 East Wisconsin Avenue, 10th Floor

Milwaukee, Wisconsin 53202

Attn: Russell B. Simon, President

Telephone: (626) 914-7395

Email: russell.simon@usbank.com

With a copy (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Attn: Christopher D. Menconi

Telephone: (202) 373-6173

Email: cmenconi@morganlewis.com

If to Centaur Trust:

Centaur Mutual Funds Trust
33 Whitehall Street, 11th Floor

New York, NY 10004
Attention: Marc Rappaport
Telephone No. 917-386-6260
Email: inquiries@dcmadvisors.com

With a copy (which shall not constitute notice) to:

Kilpatrick Townsend & Stockton LLP
4208 Six Forks Road, Suite 1400

Raleigh, NC 27609

Attn: Thomas W. Steed III

Telephone: 919-420-1832

Email: tsteed@kilpatricktownsend.com

If to DCM:

DCM Advisors, LLC

33 Whitehall Street, 11th Floor

New York, NY 10004

Attention: Marc Rappaport

Telephone No. 917-386-6260

Email: inquiries@dcmadvisors.com

With a copy (which shall not constitute notice) to:

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

Attn: Thomas R. Westle

Telephone: (212) 885-5239

Email: thomas.westle@blankrome.com

If to ZCM:

Ziegler Capital Management, LLC

309 N Water Street, Suite 315

Milwaukee Wisconsin 53202

Attention: Matthew ONeil

Telephone No.

Email: moneil@zcm.com

With a copy (which shall not constitute notice) to:

[●]

[●]

[●]

Attention: [●]

Telephone No. [●]

Email: [●]

If to USCA:

USCA Asset Management LLC

4444 Westheimer

Suite G500

Attention: [●]

Telephone No. 713-366-0500

Email: [●]

With a copy (which shall not constitute notice) to:

[●]

[●]

[●]

Attention: [●]

Telephone No. [●]

Email: [●]

ARTICLE XI

MISCELLANEOUS

11.1. Entire Agreement. Centaur Trust and TAP agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2. Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 3.2, 4.3, 4.4, 4.5, 5.5, 5.7, 5.10, 5.11 and 5.13 and articles 7, 8, 10, and 11. Additionally, the covenants to be performed after the Closing shall survive after the Closing.

11.3. Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4. Governing Law; Venue; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws. Each of the parties to this Agreement consents to submit itself to the exclusive personal jurisdiction of any state or federal court sitting in the State of New York, County of New York, including the federal district court for the Southern District of New York, in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement and further agrees that all claims in respect of such action or proceeding may be heard and determined in any such court and that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

11.5. Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the [●] day of [●], 2023.

CENTAUR MUTUAL FUNDS TRUST on behalf of its series, DCM/INNOVA High Equity Income Innovation Fund		Trust for Advised Portfolios on behalf of its series, Ziegler FAMCO Hedged Equity Fund

By:		By:
	Name:		Name:
	Title:		Title:

Solely for purposes of paragraphs 4.4, 5.11, 7.5 and 8.2 DCM Advisors, LLC		Solely for purposes of paragraphs 4.5, 7.7 and 8.2 USCA Asset Management Inc.

By:		By:
	Name:		Name:
	Title:		Title:

Solely for purposes of paragraphs 3.2, 4.3, 7.6 and 8.2 Ziegler Capital Management, LLC

By:
Name:
Title:

APPENDIX B

FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUND

Ziegler FAMCO Hedged Equity Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per Share Data for a Share Outstanding for Each Period End Presented.

	For the Six Months Ended		For the Years Ended September 30,
	March 31, 2023		September 30, 2022	September 30, 2021		September 30, 2020	September 30, 2019	September 30, 2018
	(Unaudited)
Net Asset Value, Beginning of Period	$9.83		$10.94	$9.71		$10.16	$10.58	$10.47

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.05		0.08	0.05		0.10	0.15	0.13
Net realized and unrealized gain (loss) on investments	0.74		(1.15)	1.21		(0.17)	0.07	0.35
Total Gain (Loss) from Investment Operations	0.79		(1.07)	1.26		(0.07)	0.22	0.48

LESS DISTRIBUTIONS:
From net investment income	(0.07)		(0.04)	(0.03)		(0.10)	(0.20)	(0.13)
From net realized gain on investments	(0.21)		-	-		-	(0.11)	(0.24)
From return of capital	-		-	-		(0.28)	(0.33)	-
Total Distributions	(0.28)		(0.04)	(0.03)		(0.38)	(0.64)	(0.37)

Net Asset Value, End of Year	$10.34		$9.83	$10.94		$9.71	$10.16	$10.58

Total Return	6.84	%(2)	(9.81)%	13.01%		(0.54)%	2.43%	4.74%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$31,729		$34,198	$41,091		$24,090	$25,917	$21,810
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	1.44	%(3)	1.33%	1.49%		1.73%	1.63%	2.02%
After fees waived / reimbursed by the Adviser	0.70	%(3)	0.70%	1.11	%(4)	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	1.06	%(3)	0.75%	0.49	%(4)	1.13%	1.53%	1.30%
Portfolio turnover rate	25	%(2)	77%	82%		90%	96%	74%

(1)	Computed using average shares method.
(2)	Not Annualized.
(3)	Annualized.
(4)	Effective ratio for the period. Expense Cap lowered on 9/1/2021 from 1.15% to 0.70%.

APPENDIX C

FINANCIAL HIGHLIGHTS OF THE ACQUIRING FUND

DCM/INNOVA High Equity Income Innovation Fund

Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended April 30,		For the Years Ended October 31,
	2023		2022	2021	2020	2019	2018
	(Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$9.88		$14.15	$11.41	$11.69	$13.01	$14.25

Investment operations:
Net investment income (loss)	0.14		1.21	0.86	0.82	0.17	(0.11)
Net realized and unrealized gain (loss) on investments	0.59		(4.40)	2.71	(0.23)	0.16	0.35
Total from investment operations	0.73		(3.19)	3.57	0.59	0.33	0.24

Less distributions to shareholders from:
Net investment income	(0.14)		(0.99)	(0.83)	(0.84)	-	-
Net realized gains	-		(0.08)	-	-	(1.65)	(1.48)
Return of capital	-		(0.01)	-	(0.03)	-	-
Total distributions	(0.14)		(1.08)	(0.83)	(0.87)	(1.65)	(1.48)

Net asset value, end of period	$10.47		$9.88	$14.15	$11.41	$11.69	$13.01

Total Return(a)	7.45	%(b)	(23.57)%	31.81%	5.29%	3.21%	1.80%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$7,432		$9,832	$37,597	$8,214	$10,062	$25,251
Ratio of gross expenses to average net assets	3.70	%(c)	1.89%	2.35%	3.36%	3.15%	2.56%
Ratio of net expenses to average net assets	1.50	%(c)	1.50%	1.50%	1.50%	1.70%	1.95%
Ratio of net investment income (loss) to average net assets	2.86	%(c)	8.96%	6.06%	6.81%	1.13%	(0.84)%
Portfolio turnover rate	84	%(b)	572%	496%	435%	338%	142%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(b)	Not annualized.
(c)	Annualized.

PART B

STATEMENT OF ADDITIONAL INFORMATION

October 11, 2023

FOR THE REORGANIZATION OF

Ziegler FAMCO Hedged Equity Fund

a series of Trust for Advised Portfolios
c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

INTO

DCM/INNOVA High Equity Income Innovation Fund

a series of Centaur Mutual Funds Trust

33 Whitehall Street, 11th Floor

New York, NY 10004

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated October 11, 2023 for the special meeting of shareholders (the “Special Meeting”) of Ziegler FAMCO Hedged Equity Fund (the “Acquired Fund”) to be held on November 2, 2023. At the Special Meeting, shareholders of the Acquired Fund will be asked to consider and approve the proposed Agreement and Plan of Reorganization (the “Plan”), between Trust for Advised Portfolios (“TAP”), on behalf of the Acquired Fund, and Centaur Mutual Funds Trust (“Centaur Trust”), on behalf of its series the DCM/INNOVA High Equity Income Innovation Fund (the “Acquiring Fund”). Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by calling EQ Fund Solutions toll-free at (877) 361-7966. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

Table of Contents

DOCUMENTS INCORPORATED BY REFERENCE	1
SUPPLEMENTAL FINANCIAL INFORMATION	2

i

DOCUMENTS INCORPORATED BY REFERENCE

Further information about the Acquired Fund is contained in the following documents, which are incorporated herein by reference:

●	Prospectus of the Acquired Fund, dated January 31, 2023 (Securities Act File No. 333-108394; Accession Number 0000894189-23-000693), as supplemented March 1, 2023 (Securities Act File No. 333-108394; Accession Number 0000894189-23-001740);

●	Statement of Additional Information of the Acquired Fund, dated January 31, 2023 (Securities Act File No. 333-108394; Accession Number 0000894189-23-000693), as supplemented March 1, 2023 (Securities Act File No. 333-108394; Accession Number 0000894189-23-001740);

●	Semi-Annual Report to shareholders of the Acquired Fund for the period ended March 31, 2023 (Accession Number 0000894189-23-004177); and

●	Annual Report to shareholders of the Acquired Fund for the fiscal year ended September 30, 2022; (Accession Number 0000894189-22-008812), which includes audited financial statements and related independent registered public accountants’ report for the Acquired Fund.

Copies of the foregoing documents are available upon request and without charge by calling 1-833-777-1533.

Further information about the Acquiring Fund is contained in the following documents, which are incorporated herein by reference:

●	Prospectus of the Acquiring Fund, dated July 14, 2023 (Securities Act File No. 333-117597; Accession Number 0001580642-23-003672);

●	Statement of Additional Information of the Acquiring Fund, dated July 14, 2023 (Securities Act File No. 333-117597; Accession Number 0001580642-23-003672);

●	Semi-Annual Report to shareholders of the Acquiring Fund for the period ended April 30, 2023 (Accession Number 0001580642-23-003490); and

●	Annual Report to shareholders of the Acquiring Fund for the fiscal year ended October 31, 2022; (Accession Number 0001580642-23-000122).

Copies of the foregoing document are available upon request and without charge by calling 1-888-484-5766.

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SUPPLEMENTAL FINANCIAL INFORMATION

The information under this section is intended to comply with the requirements of Rule 6-11 under Regulation S-X. Rule 6-11(d)(2) requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Fund are not included in this SAI.

A table showing the fees and expenses of the Acquired Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization is included in the sub-section entitled “Comparison of Fees and Expenses” of the Combined Proxy Statement and Prospectus.

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of the Reorganization is not required and is not included. Notwithstanding the foregoing, (i) the Acquired Fund’s put options will be closed at the time of the Reorganization, (ii) the changes set forth in the “Portfolio Transitioning” section of the Combined Proxy Statement and Prospectus may be made and (iii) other changes may also be made to the Acquired Fund's portfolio in advance of the Reorganization and/or to the Acquiring Fund’s investment portfolio following the Reorganization.

There are no material differences in the accounting policies of the Acquired Fund as compared to those of the Acquiring Fund, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.

The Acquiring Fund will be the accounting survivor of the Reorganization.

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